 As filed on November 7, 2005

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
Pre-Effective Amendment No. |_|
Post-Effective Amendment No. |_|
(Check appropriate box or boxes)

TD WATERHOUSE FAMILY OF FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

(212) 806-3500
(Area Code and Telephone Number)

100 Wall Street, New York, New York 10005
Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

George Martinez, President
TD Waterhouse Family of Funds, Inc.
100 Summer Street, Suite 1500
Boston, Massachusetts 02110
Name and Address of Agent for Service:
(Number and Street) (City) (State) (Zip Code)

Copies to:
Margery K. Neale, Esq.
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York
10022

Approximate Date of Proposed Public Offering: February 24, 2006.

Title of the securities being registered: Shares of common stock, par value $0.0001 per share of the Money Market Portfolio, Premium Class, of TD Waterhouse Family of Funds, Inc. Registrant has registered an indefinite number of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no filing fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective on December 7, 2005 pursuant to Rule 488.

TD WATERHOUSE PLUS FUNDS, INC.

Money Market Plus Portfolio

Dear Stockholder:

        The Money Market Plus Portfolio (the “Money Market Plus Portfolio” or the “Acquired Fund”), a series of TD Waterhouse Plus Funds, Inc., a Maryland corporation (“TD Plus”), will hold a Special Meeting of Stockholders (the “Meeting”) on February 22, 2006 at 8:30 a.m., Eastern time, at the offices of TD Plus, 100 Wall Street, 25th Floor, New York, New York 10005. If you are a stockholder of record as of the close of business on December 9, 2005, you are entitled to vote at the Meeting on a proposal affecting the Money Market Plus Portfolio. At the Meeting, stockholders will be asked to vote on the following:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of substantially all of the assets of the Money Market Plus Portfolio to the Money Market Portfolio (the “Acquiring Fund”), a series of TD Waterhouse Family of Funds, Inc. (“TDWFF”), in exchange for the Acquiring Fund’s Premium Class shares having an aggregate net asset value equal to the value of the Money Market Plus Portfolio’s assets and the assumption by the Acquiring Fund of the Money Market Plus Portfolio’s liabilities (the “Reorganization”). Premium Class shares of the Acquiring Fund received by the Money Market Plus Portfolio in the Reorganization will be distributed by the Money Market Plus Portfolio to its stockholders in liquidation of the Money Market Plus Portfolio, after which the Money Market Plus Portfolio will cease operations.

2.	Any other business properly brought before the Meeting, including any adjournments of the Meeting.

        While you are, of course, welcome to join us at the Meeting, most stockholders cast their votes by filling out and signing the enclosed form of proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the Internet or by phone by following the enclosed instructions to utilize those methods of voting.

        To ensure that enough shares are voted at the Meeting, the Money Market Plus Portfolio’s investment adviser has engaged the services of a professional proxy solicitation firm, Computershare Fund Services. If you have not voted as the meeting date approaches, you may receive a phone call from them asking you to please vote your shares “FOR” the Reorganization.

        The Board of Directors unanimously recommends that stockholders vote “FOR” the Reorganization. Your vote is important to us. Please do not hesitate to call 1-800-761-9142 if you have any questions about the proposal. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

Very truly yours,

Marc Schuman Secretary, TD Waterhouse Plus Funds, Inc.

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TD WATERHOUSE PLUS FUNDS, INC.

Money Market Plus Portfolio

IMPORTANT NEWS FOR STOCKHOLDERS

        While we encourage you to read the full text of the enclosed Proxy Statement and Prospectus, here is a brief overview of the proposal to be voted on at the Special Meeting of Stockholders (the “Meeting”).

Q&A: QUESTIONS AND ANSWERS

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT?

A:	You are receiving this Proxy Statement because you have the right to vote on a very important proposal. It is proposed that the Money Market Plus Portfolio (the “Money Market Plus Portfolio” or the “Acquired Fund”), a series of TD Waterhouse Plus Funds, Inc., a Maryland corporation (“TD Plus”), be reorganized with the Money Market Portfolio (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” and each, a “Fund”), a series of TD Waterhouse Family of Funds, Inc. (“TDWFF”). Upon consummation of this reorganization (the “Reorganization”), you will receive Premium Class shares of the Acquiring Fund with a value equal to the value of your investment in the Acquired Fund as of the date of closing of the Reorganization. As a stockholder in the Acquired Fund, you are being asked to vote on this proposal.

Q:	WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

A:	The Board of Directors of TD Plus believes that the Reorganization will permit Acquired Fund stockholders to pursue the same investment goals in a larger combined fund that is also managed by TD Asset Management USA Inc. (“TDAM”). By combining the Acquired Fund with the Acquiring Fund, TDAM should be able to provide Acquired Fund stockholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio. As described in this Proxy Statement and Prospectus, the Acquiring Fund will be subject to lower management and administrative fees than the Acquired Fund, while the total operating expenses applicable to the shares of the Acquiring Fund that will be received by Acquired Fund stockholders are anticipated to be no higher than the total operating expenses of the Acquired Fund in the absence of a voluntary expense limitation and fee waiver arrangement by TDAM. Other potential benefits are described in this Proxy Statement and Prospectus.

Q:	DO THE ACQUIRED FUND AND ACQUIRING FUND HAVE THE SAME INVESTMENT OBJECTIVE?

A:	Yes. Both the Acquired Fund and the Acquiring Fund seek maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share. For additional information regarding the Acquired Fund and the Acquiring Fund, please refer to the enclosed Proxy Statement and Prospectus. TDAM serves as investment manager to both Funds.

Q:	HOW WILL THE REORGANIZATION AFFECT MY ACCOUNT?

A:	If stockholders approve the Reorganization, Acquired Fund shares will be exchanged for an equal aggregate dollar value of shares of the Acquiring Fund. Since both Funds seek to maintain a stable $1.00 net asset value per share, you should end up with the same number of shares in the Acquiring Fund as you originally held in the Acquired Fund.

Q:	ARE THE ANNUAL OPERATING EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND THE SAME?

A:	Currently, TDAM has voluntarily agreed to limit the annual operating expenses of the Acquired Fund to 0.45% of average daily net assets. This limitation may be discontinued at any time upon notice to stockholders, and TDAM is considering the elimination or reduction of this limitation in connection with its assessment of the economic feasibility of the Acquired Fund in the absence of the Reorganization.

Absent this limitation, the Acquired Fund’s annual operating expenses would equal 0.61% of average daily net assets. The Premium Class of the Acquiring Fund, shares of which you will receive if this Reorganization is approved, is a newly created share class. It is anticipated that the annual operating expenses of the Premium Class of shares of the Acquiring Fund will equal 0.61% of average daily net assets.

Q:	ARE THE ACQUIRED FUND AND ACQUIRING FUND SUBJECT TO THE SAME TYPES OF FEES AND EXPENSES?

A:	Unlike the Acquired Fund, the Premium Class of the Acquiring Fund is subject to a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under the Distribution Plan, stockholders of the Premium Class of the Acquiring Fund will pay Rule 12b-1 fees at an annual rate not exceeding 0.365% of average daily net assets. However, in connection with the adoption of Distribution Plans for the Acquiring Fund, TDAM has agreed to charge the Acquiring Fund management and administration fees at rates lower than those it is currently charging the Acquired Fund. Therefore, the annual operating expenses of the Premium Class will not exceed the estimated annual operating expenses of the Acquired Fund that would apply upon the termination of the voluntary expense limitation by TDAM.

Q:	WHY DOES THE PREMIUM CLASS OF THE ACQUIRING FUND HAVE A RULE 12b-1 PLAN?

A:	The Acquiring Fund was established primarily to serve as a mutual fund sweep vehicle for free credit balances of brokerage customers of TD Waterhouse Investor Services, Inc. (“TDWIS”), an affiliate of TDAM. The Acquired Fund was established as a money market option for customers of TDWIS who can meet the minimum initial investment and balance requirements. Currently, TDWIS is the only broker-dealer or other intermediary through which shares of the Acquiring Fund may be purchased. On June 22, 2005, Ameritrade Holding Corporation (“Ameritrade”) and The Toronto-Dominion Bank (“TD Bank”) announced that they had entered into a definitive agreement for Ameritrade to acquire TD Bank’s U.S. brokerage business, including TDWIS. The transaction is currently scheduled to close by early calendar year 2006, subject to a number of conditions. Immediately following consummation of the acquisition, TDWIS will be owned and controlled by TD Ameritrade (Ameritrade’s name following consummation of the acquisition), and TD Bank will be a shareholder of TD Ameritrade, holding approximately 32% of TD Ameritrade’s outstanding shares of common stock. (In addition, following completion of the acquisition, TD Bank will commence a tender offer to increase its beneficial ownership of TD Ameritrade voting securities to 39.9%.) Ameritrade has indicated that, subsequent to the acquisition, the successor of TDWIS would continue to offer both the Acquiring Fund and Acquired Fund to its brokerage customers in consideration for a fee comparable to that received in respect of other money market mutual funds that TD Ameritrade offers to its customers. Under the Investment Company Act, a mutual fund may pay for distribution only pursuant to a written plan adopted in accordance with Rule 12b-1. As a result, on October 31, 2005, the Board of Directors of TDWFF approved a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Premium Class of the Acquiring Fund.

Q:	WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

A:	TDAM or its affiliate, and not the Acquired Fund or the Acquiring Fund, will pay the expenses directly related to the proposed Reorganization.

Q:	WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

A:	The Reorganization will be accomplished, in the opinion of counsel, on a tax-free basis. This means that you should not recognize any capital gain (or loss) for federal income tax purposes, when your Acquired Fund shares are exchanged for Acquiring Fund shares. A stockholder’s tax basis in Acquired Fund shares will carry over to the stockholder’s Acquiring Fund shares. The Acquired Fund will distribute any undistributed net investment income and net realized capital gains prior to the Reorganization.

Q:	HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

A:	Yes. At a meeting held on October 31, 2005, the Board of Directors of TD Plus, including the Directors who are not “interested persons” of the Funds (the “Independent Directors” as that term is defined by the Investment Company Act), approved the Reorganization as being in the best interests of the Acquired Fund’s stockholders.

Q:	WHAT HAPPENS IF THE PROPOSAL IS NOT APPROVED BY STOCKHOLDERS?

A:	If stockholders do not approve the Reorganization, the Board of Directors of TD Plus will take such action as it deems to be in the best interests of TD Plus, including the Acquired Fund and its stockholders.

Q:	IF APPROVED, WHEN WILL THE REORGANIZATION TAKE EFFECT?

A:	If approved by stockholders, the Reorganization would likely be consummated in the first quarter of 2006.

Q:	WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSAL?

A:	The proposal requires the affirmative vote of: (i) more than 50% of the total outstanding shares of the Acquired Fund or (ii) at least 67% of the shares of the Acquired Fund present at the Meeting, either in person or by proxy, if more than 50% of such shares are represented, whichever is less.

Q:	WHAT IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF TD PLUS ON THE PROPOSAL?

A:	After careful consideration, based upon their evaluation of all relevant information, and after meeting with counsel to the Independent Directors regarding the legal issues involved, the Board of Directors of TD Plus, including the Independent Directors, recommends that you vote “FOR” the proposal.

Q:	WHO IS ENTITLED TO VOTE ON THE PROPOSAL?

A:	If you owned shares of the Acquired Fund at the close of business on December 9, 2005, you are entitled to vote, even if you later sold the shares. Each Acquired Fund share is entitled to one vote, with fractional shares voting proportionally.

Q:	I’M A SMALL INVESTOR. WHY SHOULD I VOTE?

A:	Your vote makes a difference. If many small stockholders just like you fail to execute and submit their proxies, the Acquired Fund may not receive enough votes to approve the proposal.

Q:	HOW DO I VOTE?

A:	You have several different ways to vote. You may authorize proxies by mail, by phone, and online over the Internet. If you need more information or have any questions on how to vote, call 1-888-999-6134. If you have any questions on the proposal, please call the TD Waterhouse Mutual Fund Services department at 1-800-934-4448.

Your vote is important. Please execute and submit your proxy promptly.

TD WATERHOUSE PLUS FUNDS, INC.

Money Market Plus Portfolio

100 Wall Street
New York, New York 10005

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 22, 2006

To the Stockholders:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of the Money Market Plus Portfolio (the “Money Market Plus Portfolio” or the “Acquired Fund”), a series of TD Waterhouse Plus Funds, Inc., a Maryland corporation (“TD Plus”), will be held at the offices of TD Waterhouse Plus Funds, Inc., 100 Wall Street, 25th Floor, New York, New York 10005, on February 22, 2006, at 8:30 a.m., Eastern time, for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of substantially all of the assets of the Money Market Plus Portfolio to the Money Market Portfolio (the “Acquiring Fund”), a series of TD Waterhouse Family of Funds, Inc. (“TDWFF”), in exchange for the Acquiring Fund’s Premium Class shares having an aggregate net asset value equal to the value of the Money Market Plus Portfolio’s assets and the assumption by the Acquiring Fund of the Money Market Plus Portfolio’s liabilities (the “Reorganization”). Premium Class shares of the Acquiring Fund received by the Money Market Plus Portfolio in the Reorganization will be distributed by the Money Market Plus Portfolio to its stockholders in liquidation of the Money Market Plus Portfolio, after which the Money Market Plus Portfolio will cease operations.

2.	To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

        The Board of Directors of TD Waterhouse Plus Funds, Inc. has fixed the close of business on December 9, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof.

        You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the postage-paid envelope provided for that purpose. Alternatively, to submit a proxy via phone or the Internet, please refer to the enclosed form of proxy.

        Each of the enclosed proxies is being solicited on behalf of the Board of Directors of TD Plus. The Board of Directors of TD Plus unanimously recommends that the stockholders vote “FOR” the proposal.

By Order of the Board of Directors of TD Waterhouse Plus Funds, Inc.

Marc Schuman Secretary, TD Waterhouse Plus Funds, Inc.

New York, New York
Dated: [________ ____], 2005

PROXY STATEMENT AND PROSPECTUS

TD WATERHOUSE PLUS FUNDS, INC.
Money Market Plus Portfolio

TD WATERHOUSE FAMILY OF FUNDS, INC.
Money Market Portfolio

SPECIAL MEETING OF STOCKHOLDERS OF
TD WATERHOUSE PLUS FUNDS, INC.

[________ ____], 2005

        This Proxy Statement and Prospectus is furnished to you in connection with a solicitation of proxies by the Board of Directors of TD Waterhouse Plus Funds, Inc. (“TD Plus”), to be used at the Special Meeting of Stockholders (the “Meeting”) of the Money Market Plus Portfolio (the “Money Market Plus Portfolio” or the “Acquired Fund”), a series of TD Plus, to be held on February 22, 2006, at 8:30 a.m., Eastern time, and at any adjournments or postponements thereof, at the offices of TD Plus, 100 Wall Street, 25th Floor, New York, New York 10005, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Stockholders of record at the close of business on December 9, 2005 are entitled to receive notice of and to vote at the Meeting.

        It is proposed that the stockholders of the Money Market Plus Portfolio approve the Agreement and Plan of Reorganization, by and between TD Plus on behalf of the Acquired Fund and TD Waterhouse Family of Funds, Inc. (“TDWFF”) on behalf of the Money Market Portfolio (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” and each, a “Fund”), dated __________, 2005. The Money Market Plus Portfolio will transfer substantially all of its assets to the Acquiring Fund, a series of TDWFF, in exchange for Premium Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Money Market Plus Portfolio’s liabilities (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Money Market Plus Portfolio will be distributed to the Money Market Plus Portfolio’s stockholders, with each stockholder receiving a pro rata distribution of the Acquiring Fund’s Premium Class shares (or fractions thereof) for the Money Market Plus Portfolio shares held prior to the Reorganization. It is contemplated that each stockholder will receive for his or her Money Market Plus Portfolio shares a number of Premium Class shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the stockholder’s Money Market Plus Portfolio shares as of the date of the Reorganization. The proposal is discussed more fully in this Proxy Statement and Prospectus.

        The Acquired Fund and the Acquiring Fund are each series of open-end management investment companies managed by TD Asset Management USA Inc. The investment objective of each the Acquired Fund and the Acquiring Fund is to seek maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share. This Proxy Statement and Prospectus, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Acquired Fund stockholders should know before voting on the proposal or investing in the Acquiring Fund.

        The following documents are included in the package of documents that you received with this Proxy Statement and Prospectus:

•	TDWFF’s prospectus, dated December 29, 2004, as supplemented (the “Acquiring Fund’s Prospectus”). This document is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).
•	The Annual Report of TDWFF for the fiscal year ended October 31, 2004. This document is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).

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•	The Semi-Annual Report of TDWFF for the six months ended April 30, 2005. This document is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).

        Additional information about the proposed Reorganization is contained in a statement of additional information relating to this Proxy Statement and Prospectus (the “Statement of Additional Information”), including pro forma financial statements giving effect to the consummation of the Reorganization, and is on file with the Securities and Exchange Commission (the “Commission”). The Statement of Additional Information is available without charge, upon request by calling 1-800-934-4448 or by writing to TD Waterhouse Investor Services, Inc., Mutual Fund Services, P.O. Box 2630, Jersey City, New Jersey 07308-2630. The Statement of Additional Information, dated [________ ____], 2005, is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).

        Other documents containing information about the Funds have been filed with the Commission. These other documents are available without charge by writing to TD Waterhouse Investor Services, Inc., Mutual Fund Services, P.O. Box 2630, Jersey City, New Jersey 07308-2630 or by calling 1-800-934-4448. These documents are:

•	TDWFF’s statement of additional information, dated December 29, 2004, as supplemented (the “Acquiring Fund’s SAI”).
•	TD Plus’s prospectus, dated December 29, 2004, as supplemented (the “Acquired Fund’s Prospectus” and together with the Acquiring Fund’s Prospectus, the “Prospectuses”). This document is incorporated herein by reference (legally considered to be a part of this Proxy Statement and Prospectus).
•	TD Plus’s statement of additional information, dated December 29, 2004, as supplemented (the “Acquired Fund’s SAI” and together with the Acquiring Fund’s SAI, the “SAIs”).
•	The Annual Report of TD Plus for the fiscal year ended October 31, 2004.
•	The Semi-Annual Report of TD Plus for the six months ended April 30, 2005.

        The Commission maintains a web site (http://www.sec.gov) that contains the Acquiring Fund’s Prospectus, the Acquired Fund’s Prospectus, the Acquiring Fund’s SAI, the Acquired Fund’s SAI, other materials incorporated by reference and other information regarding the Funds.

        The address of the principal executive offices of TD Plus and TDWFF is 100 Wall Street, New York, New York 10005 and the telephone number of each of the Funds is 1-800-934-4448.

        Proxy materials will be mailed to stockholders of record on or about December 16, 2005.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

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SUMMARY

        The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus, the Acquiring Fund’s Prospectus, the Acquired Fund’s Prospectus and in the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

THE REORGANIZATION

        The Board of Directors of TD Plus (the “TD Plus Board” or the “TD Plus Board of Directors”), including the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) (the “Independent Directors”), have unanimously approved an Agreement and Plan of Reorganization (the “Plan” or the “Plan or Reorganization”) for the Acquired Fund. The Plan provides that, subject to the requisite approval of the Acquired Fund’s stockholders, on the date of the Reorganization the Acquired Fund will assign, transfer and convey to the Acquiring Fund substantially all of the assets of the Acquired Fund, including all securities and cash, in exchange for Premium Class shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Acquired Fund’s net assets, and the Acquiring Fund will assume the Acquired Fund’s liabilities. The Acquired Fund will distribute all Acquiring Fund shares received by it to its stockholders so that each stockholder will receive Acquiring Fund Premium Class shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the stockholder’s Acquired Fund shares as of the date of the Reorganization. Thereafter, the Acquired Fund will be terminated and cease operations.

        As a result of the Reorganization, each Acquired Fund stockholder will cease to be a stockholder of the Acquired Fund and will become a stockholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge or redemption fee will be imposed at the time of the Reorganization.

        For the reasons set forth in the “Reasons for the Reorganization” section, the TD Plus Board of Directors has unanimously concluded that the Reorganization is in the best interests of TD Plus, the Acquired Fund and its stockholders and the interests of the Acquired Fund’s existing stockholders will not be diluted as a result of the transactions contemplated thereby.

Federal Income Tax Considerations

        As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Fund, the Acquired Fund’s stockholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Acquired Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Acquired Fund’s capital loss carryforwards, if any, will be subject to limitations. See “Information about the Reorganization - Tax Consequences of the Reorganization.”

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

The Investment Objectives and Policies of the Funds

        This section summarizes the investment policies of the Acquired Fund and the Acquiring Fund. For a complete description of the investment policies and risks for the Acquiring Fund, you should read the Acquiring Fund’s Prospectus (enclosed), which is incorporated by reference into this Proxy Statement and Prospectus, and the Acquiring Fund’s Statement.

        The Acquired Fund and the Acquiring Fund have identical investment objectives and investment policies. The investment objective of each of the Acquired Fund and Acquiring Fund is to seek maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share. There is no guarantee that either Fund will be able to maintain a stable share price. The investment objective of each of the Acquired Fund and the Acquiring Fund is fundamental and may not be changed without stockholder approval.

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        Each Fund is a money market fund and invests in high quality money market securities that the investment manager believes present minimal credit risk. Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Fund acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Fund’s holding period. Particular types of money market securities are described in the SAIs.

Investment Restrictions

        Each Fund may not change a fundamental investment restriction without the approval of holders of a “majority of the outstanding voting securities” of the Fund. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Each Fund has adopted the same fundamental investment restrictions that require it to meet diversification standards and limit its ability to: (i) issue senior securities; (ii) make short sales of securities or purchase securities on margin; (iii) borrow money; (iv) act as an underwriter; (v) purchase or sell real estate; (vi) buy or sell commodities or commodity (futures) contracts; (vii) lend any security or make loans; and (viii) purchase securities of other investment companies.

Dividends

        Each Fund has the same distribution policy with respect to dividends and net capital gains, if any. On each day that the net asset value (“NAV”) of the Fund is determined, the Fund’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to stockholders of record as of the previous business day’s last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

        Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV next determined after their payable date. Stockholders may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse Investor Services, Inc. by the tenth day of the specific month to which the election to receive cash relates.

Forms of Organization

        The Acquired Fund is a series of TD Plus and the Acquiring Fund is a series of TD Waterhouse Family of Funds, Inc. (“TDWFF”). Both TD Plus and TDWFF are registered open-end management investment companies organized as Maryland corporations.

        TD Plus is authorized to issue one hundred billion (100,000,000,000) shares of common stock, par value $0.0001 per share, twenty billion (20,000,000,000) of which are designated as shares of the Acquired Fund. TDWFF is authorized to issue one hundred billion (100,000,000,000) shares of common stock, par value $0.0001 per share, fifty billion (50,000,000,000) of which are designated as shares of the Acquiring Fund. The shares of the Acquiring Fund are further divided into Investor Class shares and Premium Class shares. Only Premium Class shares will be issued in the Reorganization.

        TD Plus and TDWFF each are governed by a charter and bylaws. The business and affairs of TD Plus and TDWFF are managed under the direction of their respective Board of Directors. The provisions of the charters and bylaws of TD Plus and TDWFF are substantially similar. See “Shareholder Information” in the SAIs.

Management and Administrative Arrangements

        The investment manager for each of the Funds is TD Asset Management USA Inc. (“TDAM”), located at 100 Wall Street, New York, New York 10005. TDAM, a Delaware corporation, formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund’s purchases

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and sales of portfolio securities and maintains records relating to such purchases and sales. In addition to the Funds, TDAM currently serves as the investment manager to the other series of TDWFF and TD Waterhouse Bank, N.A. as well as to institutional accounts, high net worth individual accounts, and certain other accounts, and as of October 31, 2005 had total assets under management of approximately $13 billion.

        Except for the effective dates, the Investment Management Agreements for each of the Funds are substantially similar. If stockholders approve the Reorganization, following consummation of the Reorganization, the Acquiring Fund (which would include the assets of the Acquired Fund) will continue to be managed by TDAM. The advisory fee rates that are currently payable under the Investment Management Agreements are identical, and are at the annual rate of 0.35% of the first $1 billion of average daily net assets, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. For the fiscal year ended October 31, 2004, after taking into account a voluntary fee waiver and the effect of the break points, the Acquiring Fund paid TDAM an advisory fee at the annual rate of 0.30% of average daily net assets. For the fiscal year ended October 31, 2004, after taking into account a contractual expense limitation (which has since expired) as well as a voluntary limitation, the Acquired Fund paid TDAM an advisory fee at the annual rate of 0.28% of average net daily assets.

        Effective upon the implementation of a Distribution Plan with respect to the Investor Class of the Acquiring Fund, which is subject to approval of Investor Class stockholders, TDAM has agreed to reduce contractually the advisory fee rate payable by the Acquiring Fund to the annual rate of 0.10% of the first $1 billion of average daily net assets, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The stockholders meeting for the Investor Class of the Acquiring Fund is currently scheduled for January 31, 2006.

        TDAM also provides certain administrative services to the Funds. For its services as administrator, TDAM is entitled to receive from the respective Funds an annual fee, payable monthly, of 0.10% of the Fund’s average daily net assets. Effective upon the implementation of a Distribution Plan with respect to the Investor Class of the Acquiring Fund, which is subject to approval of Investor Class stockholders, TDAM has contractually agreed to perform administrative services for the Acquiring Fund for no fee.

        TDAM has entered into a sub-administration agreement with Funds Distributor, Inc. (“FDI”) pursuant to which FDI performs certain administrative services for the Funds. TDAM pays FDI’s fees for providing these services.

        As investment manager to each Fund, TDAM may from time to time assume certain expenses of a Fund (or waive its fees). This would have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notice to investors. The Acquired Fund was subject to a contractual expense limitation by TDAM and its affiliates until October 31, 2005; since then, TDAM has voluntarily agreed to limit the Acquired Fund’s expenses to 0.45% of average daily net assets on an annual basis. TDAM has indicated that this expense limitation is not likely to continue if the Reorganization is not approved by stockholders.

Distribution and Shareholder Servicing Arrangements

        Distributor. FDI acts as the distributor of the shares of each of the Funds. FDI is not affiliated with TDAM. The address of FDI is 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. See “Portfolio Management - Distributor” in the Prospectuses.

        Sales Charges. Neither of the Funds imposes a sales load upon the sale or redemption of its shares.

        Distribution Plan. The Acquired Fund has not adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. The Acquiring Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to its Premium Class of shares (the “Distribution Plan”). Under the Distribution Plan, the Premium Class of the Acquiring Fund will pay from its assets distribution fees at an annual rate not exceeding 0.365% of the Premium Class’s average net asset value (the “12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers, including TD Waterhouse Investor Services, Inc. (“TD Waterhouse”) and other persons pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors of TDWFF (the “TDWFF Board” or the “TDWFF Board of Directors”) (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

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        The Distribution Plan also provides that TDAM and National Investor Services Corp. (“NISC”), the Acquiring Fund’s transfer agent, or any successor or additional transfer agent, may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency and Dividend Disbursing Agency Agreement, as applicable, with TDWFF relating to the Acquiring Fund, to such broker-dealers or other persons who, in TDAM’s or NISC’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or NISC or any successor or additional transfer agent for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Premium Class under the Distribution Plan as described above.

        Quarterly in each year that the Distribution Plan remains in effect, the TDWFF Board of Directors will be furnished with a written report, complying with requirements of Rule 12b-1, setting out the amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the Distribution Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the TDWFF Board of Directors, including a majority of Directors who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act) of TDWFF and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan (“12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such Distribution Plan and agreement. The Distribution Plan may not be amended to increase materially the 12b-1 Fees with respect to the Premium Class without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Premium Class, or (ii) 67% or more of the shares of the Premium Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding Premium Class shares are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the Distribution Plan must be approved by a vote of the TDWFF Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such amendments. The Distribution Plan may be terminated at any time as to the Premium Class by: (a) a majority vote of the 12b-1 Directors, or (b) a Majority Stockholder Vote.

        Shareholder Servicing Plans. Each Fund has adopted a Shareholder Servicing Plan that permits it to pay banks, broker-dealers or other financial institutions for shareholder support services they provide to their clients who are stockholders of the Fund. For these services, each of the Acquired Fund and the Premium Class of the Acquiring Fund pays a rate of up to 0.05% of the average daily net assets of the Fund (or the Premium Class in the case of the Acquiring Fund). These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Other Service Agreements with Affiliates

        NISC acts as the transfer and dividend disbursing agent to each of the Funds.

Boards of Directors

        The Board of Directors of each of TD Plus and TDWFF consists of four members, three of whom are Independent Directors. TD Plus and TDWFF have two Independent Directors in common - Richard Dalrymple and Peter Eby. James Rittinger and Theodore Rosen are the other members of the TD Plus Board of Directors and George Staudter and Lawrence Toal are the other members of the TDWFF Board of Directors. Messrs. Rosen and Toal are Independent Directors of TD Plus and TDWFF, respectively. For information about the Directors, see the SAIs. TDWFF has called a Special Meeting of Stockholders, which will be held on January 31, 2006, at which stockholders of TDWFF will vote on the election of Directors. All of the current members of the TDWFF Board of Directors have been nominated for reelection.

Purchase and Redemption of Fund Shares

        Investors may purchase or redeem shares of the Funds through an account with TD Waterhouse or certain other broker-dealers. The Acquired Fund and the Premium Class of the Acquiring Fund have identical purchase and redemption procedures.

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        There is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Waterhouse customers with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts) of shares of the Acquired Fund and Premium Class shares of the Acquiring Fund. The Acquired Fund and, with respect to the Premium Class, the Acquiring Fund, each has a minimum balance requirement of $20,000 ($15,000 for retirement accounts) for each stockholder account. These requirements may be waived at any time in a Fund’s discretion.

        Due to the cost of maintaining smaller accounts, each Fund reserves the right to redeem, upon not less than 60 days’ written notice, all shares in a stockholder’s account that fall below the applicable minimum account balance due to redemptions. In addition, shares will be subject to automatic redemption if the TD Waterhouse brokerage account in which they are held is closed or TD Waterhouse imposes certain new requirements with respect to its brokerage accounts.

        TD Waterhouse customers may purchase shares of the Acquired Fund or the Premium Class of shares of the Acquiring Fund by mail or by placing an order directly with a TD Waterhouse Account Officer by phone at 1-800-934-4448. TD Waterhouse also allows the purchase of shares by electronic means for customers at http://www.tdwaterhouse.com.

        Shares of each Fund may also be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Fund’s distributor (“Selected Brokers”). The procedures for purchasing shares through Selected Brokers are the same for each Fund. See “How to Buy and Sell Shares – Customers of Selected Broker-Dealers” in the Prospectuses.

        For redemption of shares, stockholders of the Acquired Fund or of Premium Class shares of the Acquiring Fund may redeem their shares by mail, by phone or electronically over the Internet. Stockholders may be charged a $5.00 fee by NISC, the transfer agent, if they sell less than $5,000 worth of shares of the Fund.

Exchanges

        Shares of the Acquired Fund may not be exchanged for shares of any other fund. Premium Class shares of the Acquiring Fund may not be exchanged for shares of any other fund.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

        The principal risks associated with an investment in the Acquired Fund and the Acquiring Fund are the same. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Acquired Fund, will fluctuate, which means you could lose money.

        The income from each Fund will vary with changes in prevailing interest rates. In addition, each Fund’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. As discussed above, not all of the U.S. government and agency securities in which the Funds may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

        The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

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        Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

        For more information about the risks associated with the Acquiring Fund’s investment strategies, see the Acquiring Fund’s Prospectus (enclosed), which is incorporated by reference into this Proxy Statement and Prospectus.

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FEES AND EXPENSES

Fee Table

        The following table describes the fees and expenses that stockholders may pay if they hold shares of the Acquired Fund or Premium Class shares of the Acquiring Fund, as well as the projected pro forma fees and expenses of the Premium Class of the Acquiring Fund that will continue in effect after consummation of the Reorganization.

Estimated Fee Table for Stockholders of each of the Acquired Fund and the
Acquiring Fund: Premium Class (for fiscal year ending October 31, 2006)1 and Pro Forma
Fee Table for the Acquiring Fund: Premium Class (for fiscal year ending October 31, 2006)

	Estimated		Pro Forma
	Money Market Plus Portfolio	Money Market Portfolio: Premium Class	Money Market Portfolio: Premium Class
Shareholder Transaction Fees:[2]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is lower)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Annual Fund Operating Expenses (as a percentage of
average net assets) (expenses that are deducted from
Fund assets):
Management Fees	0.35%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	0.365%	0.365%
Shareholder Servicing Fees	0.05%	0.05%	0.05%
Other Expenses	0.21%	0.095%	0.095%
Total Annual Fund Operating Expenses[3]	0.61%	0.61%	0.61%

[1]	The Premium Class of the Acquired Fund is newly created and has not commenced operations. The contractual expense limitation that was in effect for the Acquired Fund for prior fiscal years was terminated as of October 31, 2005. As a result, the expense information being shown for both Funds is estimated for their current fiscal year ending October 31, 2006.
[2]	Fees paid directly from your investment. Broker-dealers that are not affiliates of TDAM may impose service fees in connection with the sale of Fund shares, no part of which may be received by the Fund, TDAM or its affiliates. These fees may differ according to the type of account held by the investor. Shareholders may be subject to a $5.00 fee by NISC, the Fund’s transfer agent, if they sell less than $5,000 worth of shares of a Fund.
[3]	With respect to the Acquired Fund, amounts reflected in the table are before expense reductions by TDAM and its affiliates. TDAM has agreed to reduce Acquired Fund expenses (by paying certain expenses and/or waiving fees) so that total annual operating expenses of the Acquired Fund will not exceed 0.45% of average daily net assets. This expense limitation was contractual for the fiscal year ended October 31, 2005. The current expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors. The estimated amounts in the table for the Acquiring Fund do not reflect any expense reductions. TDAM has indicated that it is unlikely to continue to voluntarily reduce or eliminate expenses for the Acquired Fund if the Reorganization is not consummated. The expense example on the following page does not reflect any fee waivers or expense reimbursements for the Funds.

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Expense Example

        This example is intended to help you compare the cost of investing in the Acquired Fund and in the Premium Class of the Acquiring Fund with the cost of investing in other mutual funds.

        An investor would pay the following expenses on a $10,000 investment, assuming (1) the Total Annual Fund Operating Expenses set forth in the table on the preceding page for the relevant Fund and (2) a 5% annual return throughout the period:

	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
Expenses if you redeem your shares at the end of the period:
Money Market Plus Portfolio	$62	$195	$340	$762
Money Market Portfolio: Premium Class	$62	$195	$340	$762
Pro Forma Money Market Portfolio: Premium Class	$62	$195	$340	$762

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Past Performance1

        The following bar charts illustrate the risks of investing in each of the Funds by showing changes in each Fund’s performance from year to year. The tables show average annual total returns of each Fund. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

Year-by-Year Annual Total Return as of 12/31 each year 2

Money Market Plus Portfolio3

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.40% (for the quarter ended December 31, 2004) and 0.18% (for the quarter ended September 30, 2003).

Money Market Portfolio (Investor Class)4

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.52% (for the quarter ended September 30, 2000) and 0.09% (for the quarter ended March 31, 2004).

Average Annual Total Return as of December 31, 20045

	Inception Date	1-Year	5-Years	Since Inception
Money Market Plus Portfolio	4/4/2002	1.05%		1.10%
Money Market Portfolio (Investor Class)	12/20/1995	0.68%	2.42%	3.42%

[1]	No information is presented with respect to the Premium Class of the Acquiring Fund, since as of December 31, 2004, the Premium Class was not in existence.
[2]	For the period from January 1, 2005 through September 30, 2005, the total return for the Money Market Plus Portfolio was 1.97% and the total return for the Money Market Portfolio was 1.70%.
[3]	The Money Market Plus Portfolio began operations during calendar year 2002. Performance information is shown only for years in which the Money Market Plus Portfolio was in operation for the entire calendar year.
[4]	The Money Market Portfolio began operations during calendar year 1995. Performance information is shown only for years in which the Money Market Portfolio was in operation for the entire calendar year.
[5]	As of December 31, 2004, the 7-day yield for the Money Market Plus Portfolio was 1.89% and the 7-day yield for the Money Market Portfolio (Investor Class) was 1.52%. As of December 31, 2004, the 7-day effective yield for the Money Market Plus Portfolio was 1.90% and the 7-day effective yield for the Money Market Portfolio (Investor Class) was 1.53%. For current yield information, please call 1-800-934-4448.

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REASONS FOR THE REORGANIZATION

        TDAM proposed the Reorganization to the TD Plus Board in connection with a restructuring of its U.S. mutual fund operations following the announcement of a proposed change in ownership of TD Waterhouse. Currently, TD Waterhouse is the only broker-dealer or other intermediary through which shares of the Funds may be purchased. The Acquiring Fund and the other series of TDWFF were established primarily to serve as the mutual fund sweep vehicles for free credit balances of brokerage customers of TD Waterhouse, while the Acquired Fund was established as a money market option for customers of TD Waterhouse who can meet the minimum initial investment and balance requirements. On June 22, 2005, Ameritrade Holding Corporation (“Ameritrade”) and The Toronto-Dominion Bank (“TD Bank”) announced that they had entered into a definitive agreement for Ameritrade to acquire TD Bank’s U.S. brokerage business, including TD Waterhouse and NISC. The transaction is currently scheduled to close by early calendar year 2006, subject to a number of conditions. Immediately following consummation of the acquisition, TD Waterhouse will be owned and controlled by TD Ameritrade (Ameritrade’s name following consummation of the acquisition), and TD Bank will be a shareholder of TD Ameritrade, holding approximately 32% of TD Ameritrade’s outstanding shares of common stock. (In addition, following completion of the acquisition, TD Bank will commence a tender offer to increase its beneficial ownership of TD Ameritrade voting securities to 39.9%.) Ameritrade has indicated that, subsequent to the acquisition, the successor of TD Waterhouse will continue to offer both the Acquiring Fund and Acquired Fund to its brokerage customers in consideration for a fee comparable to that received in respect of other money market mutual funds that TD Ameritrade offers to its customers.

        Under the Investment Company Act, a mutual fund may pay for distribution only pursuant to a written plan adopted in accordance with Rule 12b-1. As a result, TDAM considered proposing a Rule 12b-1 plan for the Acquired Fund, so that the Acquired Fund may continue to maintain a viable asset base. In addition, such a plan may assist in retention and growth of stockholder accounts, providing the potential to achieve some additional economies of scale. TDAM considered that in the absence of such a plan, the Acquired Fund would likely lose assets and be unable to replace those assets or to grow, likely resulting in higher expenses for stockholders and inefficiencies in portfolio management. In the course of evaluating the merits of proposing a Rule 12b-1 plan for the Acquired Fund to the TD Plus Board, TDAM concluded that the combination of the Acquired Fund into a new share class (the Premium Class) of the Acquiring Fund had the potential to accomplish two objectives: it would satisfy the need for a Rule 12b-1 plan to maintain the continued viability of the Acquired Fund as a cash management vehicle for high net worth customers of TD Waterhouse (and potentially other intermediaries), while also generating the potential for portfolio management efficiencies and cost savings from combining the assets of the Acquired Fund into a larger portfolio. As a result, TDAM proposed the Reorganization.

        After a number of meetings discussing the matter, on October 31, 2005, the TD Plus Board concluded that the Reorganization is in the best interests of the Acquired Fund and its stockholders. The TD Plus Board believes that the Reorganization will permit stockholders of the Acquired Fund to pursue the same investment goals in a larger combined fund with management by the same team that provides services currently to the Acquired Fund. The Funds have the same investment objective and investment policies. As of October 31, 2005, the Acquired Fund had net assets of approximately $852,363,016 and the Acquiring Fund had net assets of approximately $6,391,481,453. By combining the Acquired Fund with the Acquiring Fund, Acquired Fund stockholders should benefit from greater efficiencies in fund operations, including the benefits potentially derived from trading a larger size portfolio and the benefits of economies of scale, which may result in a lower overall expense ratio over time through the spreading of fixed costs of fund operations over a larger asset base. In addition, the elimination of duplicative operations should enable the combined fund to be managed, serviced and/or marketed more efficiently.

        In determining whether to recommend approval of the Reorganization, the TD Plus Board considered the following factors, among others: (1) the compatibility of the Acquired Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of stockholder interests; (3) the expense ratios and information regarding the fees and expenses of the Acquired Fund and the Premium Class of the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Acquired Fund and the Acquiring Fund, taking into account the lower expense ratio that would apply to the Premium Class than the Investor Class to which the historical performance of the Acquiring Fund was attributable; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Acquired Fund and the Acquiring Fund in connection

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with the Reorganization would be borne by TDAM or its affiliates, and not the Acquired Fund or the Acquiring Fund.

        The TD Plus Board also considered that the Premium Class of the Acquiring Fund would be subject to a Distribution Plan. The TD Plus Board considered that the Distribution Plan is intended to enable the Premium Class of the Acquiring Fund to retain assets and stockholder accounts, as well as potentially to grow in asset size. The TD Plus Board considered that should such growth be recognized, there is a potential to achieve some additional economies of scale and potentially lower overall expense ratios by spreading expenses over a larger asset base. The TD Plus Board also considered the fact that, as a result of the Distribution Plan, the Acquiring Fund would be in a position to pursue other distribution alternatives for the Premium Class, which could result in additional asset growth.

        The TD Plus Board also considered liquidating the Acquired Fund instead of approving the Reorganization, since without the Reorganization, the Acquired Fund was unlikely to remain viable. Given the potentially disruptive effect on stockholders of the liquidation and dissolution of the Acquired Fund, as well as the cost that would be borne by stockholders, the TD Plus Board determined that the Reorganization was in the best interest of stockholders and that the shares of the Acquired Fund’s existing stockholders will not be diluted as a result of the Reorganization.

        For the reasons described above, the TD Plus Board, including the Independent Directors, approved the Reorganization. The Board of Directors of TD Plus unanimously recommends that stockholders of the Acquired Fund vote “FOR” approval of the Plan of Reorganization.

        The TDWFF Board of Directors has also approved the Plan of Reorganization on behalf of the Acquiring Fund.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization

        The following summary of the Plan of Reorganization is qualified in its entirety by reference to the Plan of Reorganization attached to this Proxy Statement and Prospectus as Exhibit I. The Plan of Reorganization provides that, subject to the requisite approval of the Acquired Fund’s stockholders, the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund in exchange for Acquiring Fund Premium Class shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities on [________ ____], 2005 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Acquiring Fund Premium Class shares to be issued to the Acquired Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Acquired Fund and Premium Class shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Acquired Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption “Shareholder Information - Pricing Your Shares” in the Acquiring Fund’s Prospectus and under the caption “Share Price Calculation” in the Acquiring Fund’s SAI.

        Prior to the Closing Date, the Acquired Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Acquired Fund stockholders all of the Acquired Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

        As soon as conveniently practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its stockholders of record as of the close of business on the Closing Date, Acquiring Fund Premium Class shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Acquired Fund stockholder, each account

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being credited with the respective pro rata number of Acquiring Fund Premium Class shares due to the stockholder. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated and cease operations and TD Plus will dissolve. After the Closing Date, any outstanding certificates representing Acquired Fund shares will represent Premium Class shares of the Acquiring Fund distributed to the record holders of the Acquired Fund. Acquired Fund share certificates, if any, will be exchanged for Acquiring Fund Premium Class share certificates upon presentation to the transfer agent of the Acquiring Fund.

        The Plan of Reorganization may be amended or abandoned at any time prior to the Reorganization. The Acquired Fund will provide its stockholders with information describing any material amendment to the Plan prior to stockholder consideration. The obligations of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Acquired Fund stockholders holding the requisite number of Acquired Fund shares and the continuing accuracy of various representations and warranties of the Acquired Fund and the Acquiring Fund. Stockholders of the Acquiring Fund are separately being asked to approve a Rule 12b-1 plan for the Investor Class. If that Rule 12b-1 plan is not approved, the Funds have the right not to proceed with the Reorganization.

Expenses resulting from the Reorganization

        The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus (“proxy expenses”) will be borne by TDAM or an affiliate. The proxy expenses are currently estimated to be approximately $980,000 in the aggregate.

        TDAM thereof will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to stockholders of the Acquired Fund and will reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such stockholders.

        In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, phone, telegraph or personal interview by officers of the Acquired Fund. TDAM has retained Computershare Fund Services to aid in the solicitation of proxies at a cost estimated not to exceed $800,000, plus out-of-pocket expenses. The cost of soliciting proxies will be borne by TDAM or any of its affiliates.

Tax Consequences of the Reorganization

        The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive the opinion of Shearman & Sterling LLP, counsel to the Acquired Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts and assumptions and certain representations of the Funds, for federal income tax purposes: (1) the transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Premium Class shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, if any, followed by the distribution by the Acquired Fund of those Acquiring Fund Premium Class shares to Acquired Fund stockholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code and each of the Acquired Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange solely for Acquiring Fund Premium Class shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Premium Class shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Premium Class shares to Acquired Fund stockholders in exchange for their shares of the Acquired Fund in liquidation of the Acquired Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Acquired Fund stockholders upon their exchange of Acquired Fund shares for Acquiring Fund Premium Class shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Premium Class shares received by each Acquired Fund stockholder pursuant to the Reorganization will be the same as the aggregate tax basis for Acquired Fund shares held by such stockholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Premium

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Class shares received by each Acquired Fund stockholder will include the period during which the Acquired Fund shares exchanged therefor were held by such stockholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Acquired Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Acquired Fund immediately prior to the Reorganization, and the holding period of each Acquired Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Acquired Fund.

        Neither the Acquired Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Acquired Fund stockholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Acquired Fund stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

        As of the Acquired Fund’s fiscal year ended October 31, 2005, the Acquired Fund has an unused capital loss carryforward of approximately [$_____] million. There are limitations on the amount of the carryforward, if there is any, that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated and the Acquired Fund has an unused capital loss carryforward, it would be expected that some or all of the Acquired Fund’s capital loss carryforward would expire unused.

Capitalization

        The Acquired Fund has classified its shares into one class of Common Stock, par value $0.0001 per share, and the Acquiring Fund has classified its shares into two classes of Common Stock, par value $0.0001 per share - Investor Class and Premium Class. Premium Class shares are newly authorized by the TDWFF Board of Directors to be issued to Acquired Fund stockholders in connection with the Reorganization. The following table sets forth as of October 31, 2005 (1) the capitalization of the Acquired Fund’s shares, (2) the capitalization of Premium Class shares of the Acquiring Fund and (3) the pro forma capitalization of Premium Class shares of the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund Premium Class	Pro Forma After Reorganization Acquiring Fund Premium Class
Total net assets	$852,363,016	None	$852,363,016
Net asset value per share	$1.00	N/A	$1.00
Shares outstanding	852,401,599	None	852,401,599

        The Acquiring Fund’s total net assets (Investor Class and Premium Class) as of October 31, 2005 were $6,391,481,453.

        The TD Plus Board including the Independent Directors, unanimously recommends that stockholders vote “FOR” approval of the Plan of Reorganization.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

        Information about the Acquiring Fund is incorporated by reference into this Proxy Statement and Prospectus from the Acquiring Fund’s Prospectus forming a part of the Acquiring Fund’s Registration Statement on Form N-lA (File No. 33-96132). Information about the Acquired Fund is incorporated by reference into this Proxy Statement and Prospectus from the Acquired Fund’s Prospectus forming a part of its Registration Statement on Form N-lA (File No. 333-14527).

        The Acquired Fund and the Acquiring Fund are subject to the requirements of the Investment Company Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquired Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed online or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

        The Meeting will be held on February 22, 2006 at the offices of TD Plus, 100 Wall Street, 25th Floor, New York, New York 10005, at 8:30 a.m., Eastern Time.

Solicitation, Revocation and Use of Proxies

        The Board of Directors of TD Plus solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the proposals and at the discretion of the holders of the proxy on any other matter that may properly come before the Meeting. You may revoke your proxy at any time before it is exercised by either submitting a duly executed proxy bearing a later date or attending and voting in person at the Meeting. To cast your vote, please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the Internet or by phone by following the enclosed instructions to utilize those methods of voting.

        It is not anticipated that any matters other than the approval of the Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the discretion of the persons designated on such proxies.

Record Date and Outstanding Shares

        Only holders of record of shares of the Acquired Fund at the close of business on December 9, 2005 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement thereof. There were _________ shares of the Acquired Fund issued and outstanding and entitled to vote at the close of business on the Record Date.

Security Ownership of Certain Beneficial Owners and Management of the Funds

        To the knowledge of each Fund, as of October 31, 2005, the following stockholders, if any, owned beneficially or of record more than 5% of the outstanding voting securities of such Fund:

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Name of Fund	Name and Address of Stockholder	Percentage of Shares Owned	Percentage of Class of Shares of Acquiring Fund After the Reorganization on a Pro Forma Basis*

*Assuming that the value of the stockholder’s interest in the Fund on the date of the consummation of the Reorganization was the same as on October 31, 2005.

        As of October 31, 2005, the Directors and officers of the Acquired Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Acquired Fund and thereby owned an aggregate of less than 1% of the outstanding shares of TD Plus.

        As of October 31, 2005, the Directors and officers of the Acquiring Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Acquiring Fund and owned an aggregate of less than 1% of the outstanding shares of TDWFF.

Voting Rights and Required Vote

        Each share of the Acquired Fund is entitled to one vote, with fractional shares voting proportionally. Approval of the Plan by the Acquired Fund requires the affirmative vote of: (i) more than 50% of the total outstanding shares of the Acquired Fund, or (ii) at least 67% of the shares of the Acquired Fund present or represented at the Meeting, if more than 50% of such shares are present or represented, whichever is less (“Investment Company Act Vote”).

        Broker-dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms will not be permitted to grant voting authority without instructions with respect to the approval of the Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on the Plan (“broker non-votes”) will be counted as present for the purposes of determining presence at the Meeting. Assuming the presence required by a Investment Company Act Vote, abstentions and broker non-votes (if applicable) will have the same effect as a vote against approval of the Plan.

        If, by the time scheduled for the Meeting, sufficient votes in favor of approval of the Plan are not received from the stockholders of the Acquired Fund, the persons named as proxies may propose one or more adjournments

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of such Meeting for up to 120 days after the Record Date to permit further solicitation of proxies from stockholders. An affirmative vote of a majority of the shares of the Acquired Fund present in person or by proxy and entitled to vote at the Meeting will suffice for any such adjournment. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of the Acquired Fund.

        The votes of stockholders of the Acquiring Fund are not being solicited by this Proxy Statement and Prospectus and are not required to carry out the Reorganization.

LEGAL PROCEEDINGS

        There are no material legal proceedings to which any of the Funds is a party.

LEGAL OPINIONS

        Certain legal matters in connection with the issuance of Acquiring Fund shares have been passed upon for the Acquiring Fund by Venable LLP, Two Hopkins Place, Suite 1800, Baltimore, Maryland 21201-2978, special Maryland counsel for the Acquiring Fund. Certain tax matters in connection with the Reorganization will be passed upon for the Funds by Shearman & Sterling LLP.

FINANCIAL STATEMENTS AND EXPERTS

        The financial highlights of the Acquired Fund and the Acquiring Fund incorporated by reference into this Proxy Statement and Prospectus have been so included in reliance on the reports of Ernst & Young LLP, an independent registered public accounting firm, given on its authority as an expert in auditing and accounting. The principal business address of Ernst & Young LLP is 5 Times Square, New York, New York 10036.

STOCKHOLDER PROPOSALS

        A stockholder proposal intended to be presented at any subsequent meeting of stockholders of the Acquired Fund must be received by the Acquired Fund in a reasonable time before the solicitation by the Board of Directors of TD Plus relating to such meeting is to be made in order to be considered in such Acquired Fund’s proxy statement and form of proxy relating to the meeting. If the proposal is approved at the Meeting, there will likely not be any future stockholder meetings of the Acquired Fund.

By Order of the Board of Directors of TD Waterhouse Plus Funds, Inc.,

Marc Schuman Secretary, TD Waterhouse Plus Funds, Inc.

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EXHIBIT I

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

DATED AS OF [____]

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AGREEMENT AND PLAN OF REORGANIZATION

        AGREEMENT AND PLAN OF REORGANIZATION dated as of [____], 2005 (the “Agreement”), between TD WATERHOUSE PLUS FUNDS, INC. (“TD Plus”), a Maryland corporation, on behalf of the Money Market Plus Portfolio (the “Acquired Fund”) and TD WATERHOUSE FAMILY OF FUNDS, INC. (“TDWFF”), a Maryland corporation, on behalf of the Money Market Portfolio (the “Acquiring Fund”).

        This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Premium Class shares (“Acquiring Fund Shares”), a class of common stock, par value $.0001 per share (the “TDWFF Common Stock”) of TDWFF, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the stockholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

        WHEREAS, the Acquired Fund is the only series of TD Plus, a diversified, registered, open-end management investment company, and the Acquiring Fund is a series of TDWFF, a diversified, registered, open-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

        WHEREAS, both the Acquiring Fund and the Acquired Fund are authorized to issue their respective shares of common stock;

        WHEREAS, the Board of Directors of TD Plus has determined that the Reorganization is in the best interests of the Acquired Fund and the Acquired Fund’s stockholders and that the interests of the Acquired Fund’s existing stockholders will not be diluted as a result of the Reorganization;

        WHEREAS, the Board of Directors of TDWFF has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s stockholders and that the interests of the Acquiring Fund’s existing stockholders will not be diluted as a result of the Reorganization;

        NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

        1.   THE REORGANIZATION.

        1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund substantially all of the assets of the Acquired Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

        1.2. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by SEI Investments Mutual Funds Services (“SEI”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

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        1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

        1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

        1.5 As soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund shall liquidate by simultaneously (a) distributing to the Acquired Fund stockholders of record determined as of the close of business on the Closing Date (the “Acquired Fund Stockholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and (b) redeeming the issued and outstanding shares of the Acquired Fund (the “Acquired Fund Shares”), pursuant to the charter of TD Plus (the “TD Plus Charter”). The distribution of the Acquiring Fund Shares shall be accomplished by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Stockholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Stockholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by the Acquired Fund Stockholders on the Closing Date. Upon redemption, all issued and outstanding Acquired Fund Shares will become authorized but unissued shares of the Acquired Fund. Acquired Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund’s transfer agent.

        1.6 Ownership of Acquiring Fund Shares will be shown on the stock records of the Acquiring Fund’s books. Acquiring Fund Shares will be issued to the Acquired Fund in the manner described in the Acquiring Fund’s current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

        1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the stock records of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

        1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund’s existence is terminated.

        2.   VALUATION.

        2.1 The value of the Acquired Fund’s assets to be acquired, and the amount of the Acquired Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Acquired Fund.

        2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus or

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statement of additional information, which are and shall be consistent with the policies currently in effect for the Acquired Fund.

        2.3 The number of Acquiring Fund Shares to be issued to the Acquired Fund (including fractional shares, if any) in exchange for the Acquired Fund’s net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

        2.4 All computations of value shall be made in accordance with the regular practices of SEI as fund accountant for the Acquired Fund and the Acquiring Fund.

        3.   CLOSING AND CLOSING DATE.

        3.1 The Closing Date shall be [____], 2005, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of the Acquired Fund and the Acquiring Fund, 100 Wall Street, New York, New York, or such other time and/or place as the parties may mutually agree.

        3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

        3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.4 The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Stockholders and the number and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Acquired Fund’s Secretary a confirmation evidencing the Acquiring Fund Shares to be issued on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been issued to the Acquired Fund and credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

        4.   REPRESENTATIONS AND WARRANTIES.

        4.1 On behalf of the Acquired Fund, TD Plus represents and warrants to the Acquiring Fund, as follows:

                (a) TD Plus is a corporation duly organized and existing under the laws of the State of Maryland, and has power to perform its obligations under this Agreement. The Acquired Fund is a series of common stock, par value $.0001 per share, of TD Plus.

                (b) TD Plus is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company, and the Acquired Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). Such registrations have not been revoked or rescinded and are in full force and effect.

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                (c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the Investment Company Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the TD Plus Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which TD Plus is a party on behalf of the Acquired Fund or by which the Acquired Fund is bound.

                (e) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (g) The Statements of Assets and Liabilities of the Acquired Fund for each of its fiscal years ended October 31, 2004 since the Acquired Fund began operations on April 4, 2002 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                (h) Since October 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                (i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to be filed by the Closing Date shall have been filed, and all federal and other taxes shall have been paid, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j) For each taxable year of its operation (including the taxable year ending at the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly authorized, validly issued, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in its stock records as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

                (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

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                (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of TD Plus and, subject to the approval of the Acquired Fund’s stockholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n) The proxy statement of the Acquired Fund (the “Proxy Statement”) included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

        4.2 On behalf of the Acquiring Fund, TDWFF represents and warrants to the Acquired Fund, as follows:

                (a) TDWFF is a corporation duly organized and existing under the laws of the State of Maryland, and has power to perform its obligations under this Agreement. The Acquiring Fund is a series of TDWFF Common Stock.

                (b) TDWFF is registered under the Investment Company Act as an open-end management investment company. The Acquiring Fund’s shares to be issued hereunder will be registered under the 1933 Act, and such registrations will not have been revoked or rescinded and will be in full force and effect as of the Closing Date.

                (c) The current prospectus and statement of additional information of the Acquiring Fund, as well as the prospectus and statement of additional information that relate to the Acquiring Fund Shares and that are not yet effective as of the date of this Agreement, conform in all material respects to the applicable requirements of the 1933 Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the charter of TDWFF or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended October 31, 2004 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

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                (g) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, and the Acquiring Fund Shares issued hereunder will be, duly authorized, validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of TDWFF and, subject to the approval of the Acquired Fund’s stockholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities) will be issued in exchange for the Acquired Fund’s assets in the Reorganization.

                (n) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund.

        5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

        5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

        5.2 The Acquired Fund will call a meeting of the Acquired Fund’s stockholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

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        5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund’s President or its Vice President and Treasurer.

        5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the Investment Company Act in connection with the meeting of the Acquired Fund’s stockholders to consider approval of this Agreement and the transactions contemplated herein.

        5.6 TDWFF will file a post-effective amendment to its Registration Statement on Form N-1A to register Investor and Premium Class shares for offer and sale under the 1933 Act.

        5.7 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

        6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

        The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        6.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Acquired Fund’s Treasurer.

        6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

        7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

        The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

        7.1 All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

I-8

        7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

        If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

        8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund under the Investment Company Act.

        8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

        8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Acquired Fund stockholders all of the Acquired Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(ii) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

        8.6 The Acquired Fund and Acquiring Fund shall have received an opinion of Shearman & Sterling LLP substantially to the effect that based on the facts and assumptions stated herein and certain representations of the Acquired Fund and the Acquiring Fund and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                (a) The transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund of those Acquiring Fund Shares to Acquired Fund Stockholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368 (a) of the Code and each of the Acquired Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the

I-9

Acquired Fund upon the transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Acquired Fund Stockholders constructively in exchange for their shares of the Acquired Fund in liquidation of the Acquired Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Acquired Fund Stockholders upon their exchange of their Acquired Fund shares for Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Acquired Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Stockholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Acquired Fund Stockholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Stockholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Acquired Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Acquired Fund immediately prior to the Reorganization, and the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Acquired Fund.

        8.7 Stockholders of the Acquiring Fund shall have approved the adoption of a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act with respect to the Investor Class of shares.

        9.   TERMINATION OF AGREEMENT; EXPENSES.

        9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Acquired Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund’s stockholders) if circumstances should develop that, in the opinion of the party’s Board of Directors, make proceeding with the Reorganization inadvisable.

        9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, or officers or stockholders of the Acquiring Fund or of the Acquired Fund, as the case may be, in respect of this Agreement.

        9.3 TD Asset Management USA Inc. or its affiliate shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

        10.   WAIVER.

        At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Directors of the Acquired Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Acquired Fund or of the Acquiring Fund, as the case may be.

        11.   MISCELLANEOUS.

        11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

        11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

        11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization,

I-10

execution and delivery of this Agreement by the Acquired Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws, provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

        11.4 This Agreement may be amended only by a signed writing between the parties.

        11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

        11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

I-11

        IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

TD WATERHOUSE PLUS FUNDS, INC. ON BEHALF OF THE MONEY MARKET PLUS PORTFOLIO

		By:	_______________________________
George O. Martinez, President

ATTEST:	_______________________________
Marc A. Schuman, Secretary

TD WATERHOUSE FAMILY OF FUNDS, INC. ON BEHALF OF THE MONEY MARKET PORTFOLIO

		By:	_______________________________
George O. Martinez, President

ATTEST:	_______________________________
Marc A Schuman, Secretary

I-12

TD WATERHOUSE FAMILY OF FUNDS, INC.

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

[                ], 2005

        This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Money Market Plus Portfolio (the “Money Market Plus Portfolio” or the “Acquired Fund”), a series of TD Waterhouse Plus Funds, Inc. (“TD Plus”), into the Money Market Portfolio (the “Money Market Portfolio” or the “Acquiring Fund”), a series of TD Waterhouse Family of Funds, Inc. (“TDWFF”).

        This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Proxy Statement and Prospectus dated [ ], 2005 (the “Proxy Statement and Prospectus”) of the Acquiring Fund and the Acquired Fund. As described in the Proxy Statement and Prospectus, the Reorganization would involve the transfer of substantially all of the assets of the Money Market Plus Portfolio to the Money Market Portfolio, in exchange for the Money Market Portfolio’s Premium Class shares having an aggregate net asset value equal to the value of the Money Market Plus Portfolio’s assets and the assumption by the Money Market Portfolio of the Money Market Plus Portfolio’s liabilities. Premium Class shares of the Money Market Portfolio received by the Money Market Plus Portfolio in the Reorganization will be distributed by the Money Market Plus Portfolio to its stockholders in liquidation of the Money Market Plus Portfolio, after which the Money Market Plus Portfolio will cease operations.

        This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement and Prospectus, which is incorporated herein by reference. This SAI and the Proxy Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Proxy Statement and Prospectus are available upon request and without charge by writing to TD Waterhouse Investor Services, Inc., Mutual Fund Services, P.O. Box 2630, Jersey City, New Jersey 07308-2630, or by calling 1-800-934-4448.

        The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and statements of additional information of TD Plus and TDWFF, other material incorporated by reference and other information regarding the Money Market Plus Portfolio and Money Market Portfolio.

B-1

TABLE OF CONTENTS

I	Additional Information about the Money Market Portfolio and the Money Market Plus Portfolio	B-3
II.	Financial Statements of the Money Market Portfolio and the Money Market Plus Portfolio	B-3
III.	Pro Forma Combined Schedule of Investments as of April 30, 2005 (Unaudited)	B-4
IV.	Pro Forma Combined Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)	B-5
V.	Pro Forma Combined Statement of Operations for the 12 months ended April 30, 2005 (Unaudited)	B-6
VI.	Notes to Pro Forma Combined Financial Statements* (Unaudited)	B-7

* The accompanying notes are an integral part of the pro forma financial statements.

B-2

ADDITIONAL INFORMATION ABOUT THE MONEY MARKET PORTFOLIO
AND THE MONEY MARKET PLUS PORTFOLIO

        FOR THE MONEY MARKET PORTFOLIO: Incorporates by reference the Statement of Additional Information of TDWFF, dated December 29, 2004, as supplemented, as filed with the Securities and Exchange Commission.

        FOR THE MONEY MARKET PLUS PORTFOLIO: Incorporates by reference the Statement of Additional Information of TD Plus, dated December 29, 2004, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

        This SAI incorporates by reference (i) the Annual Report of TD Waterhouse Family of Funds, Inc. for the year ended October 31, 2004, (ii) the Semi-Annual Report of TD Waterhouse Family of Funds, Inc. for the six months ended April 30, 2005, (iii) the Annual Report of TD Waterhouse Plus Funds, Inc. for the year ended October 31, 2004 and (iv) the Semi-Annual Report of TD Waterhouse Plus Funds, Inc. for the six months ended April 30, 2005. Each of these reports contains historical financial information regarding the Money Market Portfolio and the Money Market Plus Portfolio and has been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of the independent registered public accounting firm therein, are incorporated herein by reference.

        Pro forma financial statements of the Money Market Portfolio and the Money Market Plus Portfolio are provided on the following pages.

B-3

TD WATERHOUSE MONEY MARKET PLUS PORTFOLIO
TD WATERHOUSE MONEY MARKET PORTFOLIO
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)

		PRINCIPAL AMOUNT			VALUE
	ANNUALIZED YIELD (%)	Money Market Plus Portfolio	Money Market Portfolio	Pro Forma Combined*	Money Market Plus Portfolio	Money Market Portfolio	Pro Forma Combined*
CORPORATE OBLIGATIONS
ASSET-BACKED OBLIGATIONS—8.9%
Aquinas Funding LLC, due 5/5/05
(Credit: MBIA; Rabobank Nederland)	2.46	$ —	$ 25,915,000	$ 25,915,000	$ —	$ 25,908,003	$ 25,908,003
CAFCO, LLC, 3.21%, due 8/31/05	3.21	5,000,000	50,000,000	55,000,000	4,946,286	49,462,861	54,409,147
Capital One Auto Finance Trust Ser. 2005-A,
Cl. A1, 3.19%, due 4/16/05 (GTY: AMBAC)	3.19	5,000,000	50,000,000	55,000,000	5,000,000	50,000,000	55,000,000
LEAFs, LLC, 3.00%, due 5/20/05 (Credit: AIG)	3.00	6,685,000	100,000,000	106,685,000	6,685,000	100,000,000	106,685,000
LEAFs, LLC, 2.99%, due 5/20/05 (Credit: AIG)	2.99	10,000,000	40,000,000	50,000,000	10,000,000	40,000,000	50,000,000
Liberty Lighthouse U.S. Capital Co., LLC,
3.20%, due 7/11/05	3.13	5,000,000	45,000,000	50,000,000	5,000,590	45,005,310	50,005,900
Metropolitan Life Global Funding I,
3.13%, due 5/26/05	3.13	8,000,000	72,000,000	80,000,000	8,000,000	72,000,000	80,000,000
RACERS Trust, Ser. 2004-6-MM, 3.00%,
due 5/23/05 (GTY: Lehman Bros. Holdings, Inc.)	3.00	—	140,000,000	140,000,000	—	140,000,000	140,000,000
RACERS Trust Ser. 2004-6-MM, 3.00%, due 9/22/05
(GTY: Lehman Bros. Holdings Inc.)	1.91	10,000,000	—	10,000,000	10,000,000	—	10,000,000
UPFC Auto Receivables Trust Ser. 2005-A, Cl. A1,
3.12%, due 4/17/06 (GTY: AMBAC)	3.12	5,000,000	20,000,000	25,000,000	5,000,000	20,000,000	25,000,000

					54,631,876	542,376,174	597,008,050

BROKER/DEALER OBLIGATIONS—15.1%
Goldman Sachs Group, Inc., 3.16%, due 6/15/05	3.08	23,000,000	90,000,000	113,000,000	23,000,000	90,000,000	113,000,000
Goldman Sachs Group, Inc., 2.94%, due 5/16/05	2.94	5,000,000	195,000,000	200,000,000	5,000,000	195,000,000	200,000,000
Merrill Lynch & Co., Inc., 3.06%, due 5/11/05	3.06	12,000,000	335,000,000	347,000,000	12,000,000	335,000,000	347,000,000
Morgan Stanley, 2.90%, due 5/4/05	2.90	16,000,000	35,000,000	51,000,000	16,000,359	35,000,000	51,000,359
Morgan Stanley, 2.95%, due 5/16/05	2.95	4,000,000	250,000,000	254,000,000	4,000,000	250,000,000	254,000,000
Morgan Stanley, 3.07%, due 5/16/05	3.07	—	43,800,000	43,800,000	—	43,800,000	43,800,000
Morgan Stanley, 2.86%, due 12/15/05	2.86	5,000,000	—	5,000,000	5,000,000	—	5,000,000

					65,000,359	948,800,000	1,013,800,359

EXTENDIBLE COMMERCIAL NOTES—1.8%
ASAP Funding Inc., 2.86%, due 5/5/05
(Credit: Bank of America, N.A.; Citigroup, Inc.)	2.86	5,000,000	50,000,000	55,000,000	4,998,417	49,984,167	54,982,584
ASAP Funding Inc., 3.02%, due 6/15/05
(Credit: Bank of America, N.A.; Citigroup, Inc.)	3.02	15,000,000	50,000,000	65,000,000	14,943,750	49,812,500	64,756,250

					19,942,167	99,796,667	119,738,834

FINANCE & INSURANCE OBLIGATIONS—7.0%
American Express Credit Corp., 2.95%, due 5/5/05	2.95	—	200,000,000	200,000,000	—	200,000,000	200,000,000
Associates Corp. of N.A., 3.19%, due 6/27/05	3.19	—	75,500,000	75,500,000	—	75,500,000	75,500,000
General Electric Capital Corp., 3.07%	2.92	7,000,000	100,000,000	107,000,000	7,008,318	100,118,824	107,127,142
Kokomo Grain Co., Inc., Ser. 2002-A, 3.11%
(LOC: General Electric Capital Corp.)	3.11	2,200,000	3,700,000	5,900,000	2,200,000	3,700,000	5,900,000
Meridian Funding Co., LLC, Extendible MTN,
3.18%, due 5/30/05 (GTY: MBIA)	3.18	—	48,377,000	48,377,000	—	48,377,000	48,377,000
Metropolitan Life Global Funding I,
Ser. 2005-1, 2.86%	2.86	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Sigma Finance Inc., 1.50%, due 5/20/05	2.18	—	22,000,000	22,000,000	—	21,992,215	21,992,215
Sigma Finance Inc., 2.83%, due 7/22/05	2.83	10,000,000	—	10,000,000	9,936,450	—	9,936,450

					24,144,768	449,688,039	473,832,807

FUNDING AGREEMENTS—4.1%
Metropolitan Life Insurance Co., 3.25%, due 7/1/05	3.25	—	275,000,000	275,000,000	—	275,000,000	275,000,000

INDUSTRIAL & OTHER COMMERCIAL PAPER—0.9%
Amtrak Trust 93-A, Ser. A, 3.05%
(GTY: General Electric Co.)	3.05	—	6,350,353	6,350,353	—	6,350,353	6,350,353
Amtrak Trust 93-B, Ser. A, 3.05%
(GTY: General Electric Co.)	3.05	—	19,751,418	19,751,418	—	19,751,418	19,751,418
Amtrak Trust 93-B, Ser. B, 3.05%
(GTY: General Electric Co.)	3.05	—	15,572,070	15,572,070	—	15,572,070	15,572,070
CFM International, Inc., Ser 1999A,
3.05% (GTY: General Electric Co.)	3.05	—	6,300,000	6,300,000	—	6,300,000	6,300,000
Frontenac Properties, Inc., 3.25%
(GTY: Sisters of Mercy Health Systems, Inc.)	3.25	—	10,000,000	10,000,000	—	10,000,000	10,000,000

					—	57,973,841	57,973,841

LOAN PARTICIPATIONS—1.4%
Cos-Mar Company, 3.04%, due 5/25/05
(GTY: General Electric Co.)	3.04	—	56,200,000	56,200,000	—	56,200,000	56,200,000
Cos-Mar Company, 3.04%, due 6/24/05
(GTY: General Electric Co.)	3.04	10,000,000	—	10,000,000	10,000,000	—	10,000,000
Luddite Associates, 3.02%, due 8/8/05
(GTY: Prudential Insurance Co. of America)	3.02	12,000,000	—	12,000,000	12,000,000	—	12,000,000
Perseverance Associates L.P., 3.02%, 8/8/05
(GTY: Prudential Insurance Co. of America)	3.02	4,000,000	—	4,000,000	4,000,000	—	4,000,000
Wellesley College, 2.76%, due 5/2/05	2.76	2,000,000	10,000,000	12,000,000	2,000,000	10,000,000	12,000,000

					28,000,000	66,200,000	94,200,000

TOTAL CORPORATE OBLIGATIONS—39.2%					191,719,170	2,439,834,721	2,631,553,891

BANK OBLIGATIONS
BANK COMMERCIAL PAPER-2.1%
Irish Life & Permanent PLC, 3.04%, due 7/5/05	3.04	10,000,000	60,000,000	70,000,000	9,945,472	59,672,833	69,618,305
Irish Life & Permanent PLC, 3.32%, due 10/5/05	3.32	7,000,000	68,000,000	75,000,000	6,900,479	67,033,229	73,933,708

					16,845,951	126,706,062	143,552,013

BANK NOTES—16.4%
Bank of New York Co., Inc., 3.06%, due 5/27/05	3.06	5,000,000	85,000,000	90,000,000	5,000,000	85,000,000	90,000,000
Bayerische Landesbank GZ, 3.01%, due 5/24/05	3.00	20,000,000	240,000,000	260,000,000	20,003,017	240,000,000	260,003,017
Irish Life & Permanent PLC, 3.00%, due 5/23/05	3.00	10,000,000	125,000,000	135,000,000	9,998,780	124,987,084	134,985,864
Royal Bank of Canada, 2.93%, due 5/10/05	2.93	8,000,000	25,000,000	33,000,000	8,000,000	25,000,000	33,000,000
Wells Fargo & Co., 2.92%, due 5/3/05	2.92	1,600,000	60,000,000	61,600,000	1,600,882	60,000,000	61,600,882
Wells Fargo & Co., 2.92%, due 5/16/05	2.92	10,000,000	165,000,000	175,000,000	10,000,000	165,000,000	175,000,000
Wells Fargo & Co., 3.02%, due 5/16/05	3.02	—	85,000,000	85,000,000	—	85,000,000	85,000,000
WestLB AG New York, 2.92%, due 5/10/05	2.92	20,000,000	165,000,000	185,000,000	20,000,000	165,000,000	185,000,000
Westpac Banking Corp., 2.99%, due 6/13/05	2.99	5,000,000	70,000,000	75,000,000	5,000,000	70,000,000	75,000,000

					79,602,679	1,019,987,084	1,099,589,763

DOMESTIC/YANKEE CERTIFICATES OF DEPOSIT—4.7%
Canadian Imperial Bank of Commerce, 3.01%, due 5/16/05	3.01	13,000,000	257,000,000	270,000,000	13,000,000	257,000,000	270,000,000
Fortis Bank, 2.19%, due 6/9/05	2.27	5,000,000	35,000,000	40,000,000	4,999,549	34,996,842	39,996,391

					17,999,549	291,996,842	309,996,391

DOMESTIC BANK SUPPORTED OBLIGATIONS—8.3%
ACF Parking Ltd., Adj. Rate Tax. Secs.,
Ser. 2002, 3.06% (LOC: Fifth Third Bank)	3.02	—	2,835,000	2,835,000	2,065,000	2,835,000	4,900,000
Anacortes Class Assets, LLC, Ser. 2003A, 3.06%
(LOC: Bank of America, N.A.)	3.02	—	4,265,000	4,265,000	—	4,265,000	4,265,000
ASC Manufacturing, Ltd., Adj. Rate Tax. Secs.,
Ser. 2003, 3.06% (LOC: Fifth Thrid Bank)	3.02	1,900,000	—	1,900,000	1,900,000	—	1,900,000
Belmay, Inc., Multi-Mode Rev. Bonds, Ser. 1999,
3.26% (LOC: Bank of New York)	3.22	—	4,200,000	4,200,000	—	4,200,000	4,200,000
B.F. Fort Meyers, Inc., B.F. South, Inc. U.B.,
Ltd. Adj. Rate Tax. Secs., Ser. 2002,
3.06% (LOC: Fifth Third Bank)	3.02	—	6,820,000	6,820,000	—	6,820,000	6,820,000
Black Property Management, LLC, Adj. Rate Tax. Secs.,
Ser. 2002, 3.06% (LOC: Fifth Third Bank)	3.02	—	7,005,000	7,005,000	—	7,005,000	7,005,000
Blue Hen Hotel LLC, (Univ. of DE Proj.), Ser. 2001,
3.06% (Credit: PNC Bank, N.A.; Univ. of DE)	3.02	—	9,155,000	9,155,000	—	9,155,000	9,155,000
Butler County Surgical Properties, LLC, Adj. Rate
Tax Secs, Ser. 1999, 3.06%
(LOC: Fifth Third Bank)	3.02	1,035,000	—	1,035,000	1,035,000		1,035,000
Campus Crusade for Christ, Inc., Incremental Tax.,
Ser. 1997, 3.08% (LOC: Wachovia Bank, N.A.)	3.04	—	17,715,000	17,715,000	—	17,715,000	17,715,000
Catholic Univ. of America, Tax., Ser. 2004,
3.16% (SBPA: Wachovia Bank, N.A.)	3.12	2,500,000	—	2,500,000	2,500,000	—	2,500,000
CEGW, Inc., Ser. 1999, 2.95% (LOC: PNC Bank, N.A.)	2.91	—	4,800,000	4,800,000	—	4,800,000	4,800,000
Cincinnati Museum Center, Adj. Rate Tax. Secs.,
Ser. 2002, 3.06% (LOC: Fifth Third Bank)	3.02	—	5,320,000	5,320,000	—	5,320,000	5,320,000
Community Housing Dev. Corp. Tax., Ser. 2004,
3.07% (LOC: Wells Fargo Bank, N.A.)	3.07	2,000,000		2,000,000	2,000,000	—	2,000,000
Cooley, Inc. International Tax, Ser. 2000,
3.06% (LOC: Wachovia Bank, N.A.)	3.02	—	10,620,000	10,620,000	—	10,620,000	10,620,000
Corp. Fin. Managers, Inc., Intergrated Loan Program,
Pooled Adj. Rate Tax., Ser. B, 3.07%
(LOC: Wells Fargo Bank, N.A.)	3.03	—	9,240,000	9,240,000	—	9,240,000	9,240,000
Country Class Assets, LLC Tax. , Ser. 2004A, 3.06%
(LOC: Bank of America, N.A.)	3.02	2,000,000	10,600,000	12,600,000	2,000,000	10,600,000	12,600,000
Cubba Capital, LLC Tax. Adj. Rate Notes, Ser. 2005A,
3.10% (LOC: Comerica Bank)	3.06	1,500,000	5,000,000	6,500,000	1,500,000	5,000,000	6,500,000
D&I Properties, LLC Tax., Ser. 2004, 3.10%
(LOC: Wells Fargo Bank, N.A.)	3.06	1,500,000	—	1,500,000	1,500,000	—	1,500,000
Daniel E. Pilarczyk, Archbishop of Cinn.,
Trustee for Archbishop Moeller H.S.,
Adj. Rate Tax. Secs., Ser. 2003,
3.06% (LOC: Fifth Third Bank)	3.02	500,000	2,340,000	2,840,000	500,000	2,340,000	2,840,000
DAPSCO, Inc., Tax., Ser. 2002, 3.06%
(LOC: Fifth Third Bank)	3.02	—	6,200,000	6,200,000	—	6,200,000	6,200,000
Dayton Freight Lines, Inc., Ser. 2001, 3.06%
(LOC: Fifth Third Bank)	3.02	—	3,905,000	3,905,000	—	3,905,000	3,905,000
DBH Associates - Ohio L.P. Adj. Tax. Secs.,
Ser. 2002, 3.06% (LOC: Fifth Third Bank)	3.02	1,700,000		1,700,000	1,700,000	—	1,700,000
Dominican Sisters, St. Mary’s of The Springs, Tax.,
Ser. 2000, 3.06% (LOC: Fifth Third Bank)	3.02	1,040,000	22,775,000	23,815,000	1,040,000	22,775,000	23,815,000
Dormont Manufactoring Co., Ser. 2000A, 2.91%
(LOC: PNC Bank, N.A.)	2.87	—	5,185,000	5,185,000	—	5,185,000	5,185,000
EPI Corp., Tax Adj. Rate Notes, Ser. 1998, 2.91%
(LOC: PNC Bank, N.A.)	2.91	—	12,700,000	12,700,000	—	12,700,000	12,700,000
EXAL Corp., Adj. Rate Tax. Secs., Ser. 2003, 3.06%
(LOC: Fifth Third Bank)	3.02	1,125,000	6,360,000	7,485,000	1,125,000	6,360,000	7,485,000
Fresh Advantage, Inc., Tax., Ser. A, 3.11%
(LOC: Wachovia Bank, N.A.)	3.11	—	9,000,000	9,000,000	—	9,000,000	9,000,000
Galloway Company, Tax., Ser. 2003, 3.20%
(LOC: Bank One, N.A.)	3.16	4,000,000	—	4,000,000	4,000,000	—	4,000,000
General Secretariat of the OAS, Tax., Ser. A, 3.02%
(LOC: Bank of America, N.A.)	2.98	1,410,000	5,515,000	6,925,000	1,410,000	5,515,000	6,925,000
Gilligan Oil Co., Adj. Rate Tax. Secs., Ser. 2002, 3.06%
(LOC: Fifth Third Bank)	3.02	—	4,430,000	4,430,000	—	4,430,000	4,430,000
Grand Rapids Christian Schools Assoc. Adj. Rate Tax.,
Secs., Ser. 2003, 3.06% (LOC: Fifth Third Bank)	3.06	—	2,905,000	2,905,000	—	2,905,000	2,905,000
Gutwein & Co., Inc. and Gutwein Properties LLC, Adj
Rate Tax. Secs., Ser. 2003, 3.06%
(LOC: Fifth Third Bank)	3.02	—	1,600,000	1,600,000	—	1,600,000	1,600,000
J.P.S. Properties Diversified, Inc. Adj. Rate Tax
Secs., Ser. 2002, 3.06%
(LOC: Fifth Third Bank)	3.02	—	1,900,000	1,900,000	—	1,900,000	1,900,000
Kappa Alpha Theta Fraternity, Inc., Ser. 2001, 3.00%
(LOC: Fifth Third Bank)	2.96	—	3,470,000	3,470,000	—	3,470,000	3,470,000
Kern Water Bank Auth. Tax., Ser. 2003B, 3.07%
(LOC: Wells Fargo Bank, N.A.)	3.03	3,852,000		3,852,000	3,852,000	—	3,852,000
Lauren Co., LLC Tax., Ser. 2003, 3.07%
(LOC: Wells Fargo Bank, N.A.)	3.03	1,000,000	—	1,000,000	1,000,000	—	1,000,000
Liter’s, Inc., Adj. Rate Tax. Sece., Ser. 2002,
3.06%, (LOC: Fifth Third Bank)	3.02	—	3,020,000	3,020,000	—	3,020,000	3,020,000
LP Pinewood SPV, LLC, Incremental Tax., Ser. 2003,
3.06% (LOC: Wachovia Bank, N.A.)	3.06	15,000,000	40,000,000	55,000,000	15,000,000	40,000,000	55,000,000
M&M Drying, Ltd., Minerva Real Estate, LLC,
Ser. 2003, 3.11% (LOC: Bank One, N.A.)	3.07	4,000,000	—	4,000,000	4,000,000	—	4,000,000
NATC California, LLC, due 7/20/05
(LOC: JPMorgan Chase Bank, N.A.)	3.09	5,000,000	50,000,000	55,000,000	4,965,889	49,662,596	54,628,485
New Lexington Clinic, P.S.C. Adj. Rate Tax. Secs.,
Ser. 2003, 3.06% (LOC: Fifth Third Bank)	3.02	2,000,000	—	2,000,000	2,000,000	—	2,000,000
New Plaza Management, LLC, Ser. 2003, 3.11%
(LOC: U.S. Bank, N.A.)	3.07	5,330,000	—	5,330,000	5,330,000	—	5,330,000
Pitney Roads Partners, LLC Tax., Ser. 2003A,
3.11% (LOC: Fleet National Bank)	3.11	—	12,090,000	12,090,000	—	12,090,000	12,090,000
Provena Health CP Rev. Notes, Ser. 1998,
due 5/3/05 (LIQ: JPMorgan Chase Bank, N.A.)	2.88	—	50,000,000	50,000,000	—	49,992,028	49,992,028
Quadra, Inc. and S.L.J.B., LLC Tax., Ser. 2003,
3.11% (LOC: Bank One, N.A.)	3.07	3,630,000	—	3,630,000	3,630,000	—	3,630,000
PCP Investors, LLC Tax., Ser. 2003, 3.07%
(LOC: Wells Fargo Bank, N.A.)	3.03	1,420,000	—	1,420,000	1,420,000	—	1,420,000
Provena Health CP Rev. Notes, Ser. 1998,
due 5/3/05 (LIQ: JPMorgan Chase Bank, N.A.)	2.88	6,000,000	—	6,000,000	5,999,043	—	5,999,043
Riddle Memorial Hospital Health Care Center III Assoc.,
Tax., Ser 2003, 3.06% (LOC: PNC Bank, N.A.)	3.02	8,455,000	—	8,455,000	8,455,000	—	8,455,000
R.M.D. Corp. Adj. Rate Tax. Secs, Ser. 2003,
3.06% (LOC: Fifth Third Bank)	3.02	1,200,000	7,150,000	8,350,000	1,200,000	7,150,000	8,350,000
Royce G. Pulliam M&A, LLC Adj. Rate Tax. Secs.,
Ser. 2003, 3.06% (LOC: Fifth Third Bank)	3.02	1,900,000	—	1,900,000	1,900,000	—	1,900,000
Rockwall Dirt Co., Ltd., (Floating Rate Option Notes)
Tax., 3.16% (LOC: Bank One, N.A.)	3.12	—	3,000,000	3,000,000	—	3,000,000	3,000,000
Salvation Army Tax. Rev. Bonds Ser. 2005A,
3.04% (LOC: Bank of New York)	3.00	5,000,000	25,000,000	30,000,000	5,000,000	25,000,000	30,000,000
Savannah College of Art & Design, Inc. Tax.,
Ser. 2004, 3.06% (LOC: Bank of America, N.A.)	3.02	2,300,000	6,500,000	8,800,000	2,300,000	6,500,000	8,800,000
Sawmill Creek Lodge Co., Ltd., Adj. Rate Tax. Secs.,
Ser. 2002, 3.06% (LOC: Fifth Third Bank)	3.02	—	5,685,000	5,685,000	—	5,685,000	5,685,000
Skeletal Properties, LLC and Tri-State Orthopaedic
Surgeons, Inc. Adj. Rate Tax. Secs.,
Ser. 2003, 3.06% (LOC: Fifth Third Bank)	3.02	—	3,000,000	3,000,000	—	3,000,000	3,000,000
Smith of Georgia, LLC, Tax. Ser. 2004, 3.06%
(LOC: Fifth Third Bank)	3.02	5,000,000	—	5,000,000	5,000,000	—	5,000,000
Sound Class Assets, LLC, Ser. 2003A, 3.06%
(LOC: Bank of America, N.A.)	3.02	1,100,000	3,800,000	4,900,000	1,100,000	3,800,000	4,900,000
SouthCorr, LLC, Tax., Ser. 2001, 3.06%
(LOC: Wachovia Bank, N.A.)	3.02	—	1,411,000	1,411,000	—	1,411,000	1,411,000
Stech LLP, Tax Adj. Rate Bonds, Ser. 1998,
2.91% (LOC: PNC Bank, N.A.)	2.87	—	4,090,000	4,090,000	—	4,090,000	4,090,000
Tacoma Goodwill Industries, Tax., Ser. 2003,
3.02% (LOC: Bank of America, N.A.)	2.98	—	10,800,000	10,800,000	—	10,800,000	10,800,000
Team Rahal of Pittsburg, Inc., Tax., Ser. 2002,
3.09% (LOC: PNC Bank, N.A.)	3.05	—	3,775,000	3,775,000	—	3,775,000	3,775,000
The Scranton Times, L.P., Var. Rate Term Notes,
Ser. 1997, 3.05% (LOC: PNC Bank, N.A.)	3.05	2,495,000	4,705,000	7,200,000	2,495,000	4,705,000	7,200,000
Triad Group, Inc., Ser. 1997, 3.08%
(LOC: Wachovia Bank, N.A.)	3.04	—	10,485,000	10,485,000	—	10,485,000	10,485,000
Turfway Park, LLC, Tax., Ser. 2001,
3.06% (LOC: Fifth Third Bank)	3.02	—	13,885,000	13,885,000	—	13,885,000	13,885,000
Two Gateway LP, Adj. Rate Tax. Secs.,
Ser. 2002, 3.06% (LOC: Fifth Third Bank)	3.02	—	3,200,000	3,200,000	—	3,200,000	3,200,000
Wagner Moving & Storage, Inc. Adj. Rate Tax
Secs., Ser 2002, 3.06% (LOC: Fifth Third Bank)	3.02	600,000	1,690,000	2,290,000	600,000	1,690,000	2,290,000
Westgate Investment Fund, LLC Tax., Ser. 2005,
3.07% (LOC: Wells Frago Bank, N.A.)	3.03	1,500,000	—	1,500,000	1,500,000	—	1,500,000
Wisconsin Heart Hosp. LLC, Tax., Rev. Bonds, Ser
2003, 3.05% (LOC: Bank One, N.A.)	3.01	—	3,000,000	3,000,000	—	3,000,000	3,000,000
Willow Interests, LLC, Et. Al., Adj. Rate Tax
Secs., Ser. 2005, 3.05% (LOC: Fifth Third Bank)	3.05	2,000,000	—	2,000,000	2,000,000	—	2,000,000
Yuengling Beer Co., Inc., Ser. 1999A, 2.86%
(LOC: PNC Bank, N.A.)	2.82	—	3,100,000	3,100,000	—	3,100,000	3,100,000

					103,021,932	454,900,624	557,922,556

EURODOLLAR BANK CERTIFICATES OF DEPOSIT-0.8%
Calyon, 3.31%, due 9/29/05	3.32	9,000,000	50,000,000	59,000,000	8,999,443	49,996,907	58,996,350

FOREIGN BANK SUPPORTED OBLIGATIONS—8.4%
Banco Continental de Panama, S.A., Ser. A,
due 6/3/05 (LOC: Calyon N.Y.)	2.98	—	10,000,000	10,000,000	—	9,972,867	9,972,867
Banco Continental de Panama, S.A., Ser. B,
due 8/4/05 (LOC: Calyon N.Y.)	2.95	—	17,000,000	17,000,000	—	16,869,453	16,869,453
Banco Cuscatlan, S.A., due 5/17/05
(LOC: ING Bank, N.V.)	2.92	5,000,000	20,000,000	25,000,000	4,993,533	19,974,133	24,967,666
Banco Cuscatlan, S.A., due 6/14/05
(LOC: ING Bank, N.V.)	3.03	5,000,000	20,000,000	25,000,000	4,981,606	19,926,422	24,908,028
Banco Cuscatlan, S.A., due 6/21/05
(LOC: ING Bank, N.V.)	3.04	1,500,000	15,000,000	16,500,000	1,493,583	14,935,825	16,429,408
Banco Cuscatlan, S.A., due 6/28/05
(LOC: ING Bank, N.V.)	3.05	5,000,000	20,000,000	25,000,000	4,975,592	19,902,366	24,877,958
Biloa University Tax., Ser. 2004A, 3.02%,
due 5/7/05 (LOC: Allied Irish Bank, PLC)	2.98	—	12,300,000	12,300,000	—	12,300,000	12,300,000
Biloa University Tax., Ser. 2004B, 3.02%,
due 5/7/05 (LOC: Allied Irish Bank, PLC)	2.98	—	12,300,000	12,300,000	—	12,300,000	12,300,000
Franklin Avenue Assoc. LP, Tax. Var. Rate Lease
Rev. Bonds, Ser. 2001 (Waco, TX Federal
Courthouse and Post Office Proj.)
3.05% (Credit: Landesbank Hessen-Thueringen GZ; AMBAC)	3.01	—	21,065,000	21,065,000	—	21,065,000	21,065,000
HBOS Treasury Services PLC, 2.88%, due 5/3/05
(GTY: Bank of Scotland)	2.88	5,000,000	45,000,000	50,000,000	5,000,000	45,000,000	50,000,000
HBOS Treasury Services PLC, 2.90%, due 5/20/05
(GTY: Bank of Scotland)	2.90	2,000,000	235,000,000	237,000,000	2,000,000	235,000,432	237,000,432
HBOS Treasury Services PLC, 3.08%, due 624/05
(GTY: Bank of Scotland)	3.08	8,500,000	66,500,000	75,000,000	8,500,000	66,500,000	75,000,000
Redding Life Care, LLC, (Meadow Ridge Proj.)
First Mtg., Tax., Ser. 1998B,
3.10% (LOC: BNP Paribas)	3.06	—	40,800,000	40,800,000	—	40,800,000	40,800,000

					31,944,314	534,546,498	566,490,812

TOTAL BANK OBLIGATIONS—40.7%					258,413,868	2,478,134,017	2,736,547,885

TAXABLE MUNICIPAL OBLIGATIONS
Blair Cty. IDA, Tax. (Altoona-Blaire County Dev. Corp.)
Ser. 2001, 3.06% (LOC: PNC Bank, N.A.)	3.02	—	22,000,000	22,000,000	—	22,000,000	22,000,000
Calcasieu Parish Inc., LA IDB, Env. Rev. Bonds, Tax.,
Var. Rate Notes (CITGO Petroleum Proj.)
Ser. 1996, 2.99%, due 6/15/05
(LOC: BNP Paribas)	2.99	—	30,000,000	30,000,000	—	30,000,000	30,000,000
California PCFA Environmental Improvement Rev. Bonds
(ARCO Project), Tax. Ser. 1997, 2.99%,
due 6/15/05 (GTY: BPPLC)	2.99	5,000,000	30,000,000	35,000,000	5,000,000	30,000,000	35,000,000
California Infrastructure & Econ. Dev. Bank Tax.,
IDRB, Ser. 2003B (Surtec, Inc. Proj.),
3.14% (LOC: Comerica Bank, N.A.)	3.10	1,800,000		1,800,000	1,800,000	—	1,800,000
Catholic Univ. of America, Tax., Ser. 2004, 3.16%
(SBPA: Wachovia Bank, N.A.)	3.12	—	22,500,000	22,500,000	—	22,500,000	22,500,000
City of South Gate, CA Tax. COPs 2001, 3.17%
(LOC: Wachovia Bank, N.A.)	3.17	—	6,675,000	6,675,000	—	6,675,000	6,675,000
Colorado HFA Tax. Var. Rate Econ. Dev. Rev. Bonds,
Ser. 2003B (High Country Container, Inc.
Proj.), 3.14%, (LOC: Bank One, N.A.)	3.10	—	2,160,000	2,160,000	—	2,160,000	2,160,000
Connecticut HFA Housing Mtg. Fin. Prog. Bonds,
Ser. F1, 2.95%, (Credit: Landesbank
Hessen-Thueringen GZ; AMBAC)	2.95	—	19,844,000	19,844,000	—	19,844,000	19,844,000
Florida HFC Tax. Housing Rev. Bonds 1999 Ser. G-2
(Valencia Villiage Apts.) 3.16%
(Credit: Fannie Mae)	3.12	840,000	—	840,000	840,000	—	840,000
Florida HFC Tax. Housing Rev. Bonds 2000 Ser. E-2
(Waterford Point Apts.), 3.16%
(Credit: Fannie Mae)	3.12	1,050,000	—	1,050,000	1,050,000	—	1,050,000
Greenville (S.C.) Memorial Auditorium Dist. Pub
Facs. Corp., Tax. COP (Bi-Lo Center Proj.)
Ser. 1998C, 3.16% (LOC: Bank of America, N.A.)	3.12	700,000	—	700,000	700,000	—	700,000
Illinois Dev. Auth. Revenue Bonds (American College
of Surgeons Proj.) Tax. Ser. 1996, 3.10%
(LOC: Northern Trust Company)	3.06	1,500,000	19,900,000	21,400,000	1,500,000	19,900,000	21,400,000
Illinois DFA, IDRB (MZG Assoc. LLC Proj.), Tax
Ser. 2000, 3.10% (LOC: FHLB)	3.06	3,900,000	—	3,900,000	3,900,000	—	3,900,000
Illinois Student Asst. Comm., Student Loan Rev
Bonds Tax., Ser. 1997B, 3.00%
(LOC: Bank One, N.A.)	3.00	—	22,100,000	22,100,000	—	22,100,000	22,100,000
Illinois Student Asst. Comm., Student Loan Rev
Bonds, Tax., Ser. 1998B, 3.00%
(Credit: Bank of America N.A.; MBIA)	3.00	1,120,000	18,900,000	20,020,000	1,120,000	18,900,000	20,020,000
Illinois Student Asst. Comm., Student Loan Rev
Bonds Tax., Ser. 1998B-I, 3.00%
(Credit: MBIA; Bank One, N.A.)	3.00	—	13,800,000	13,800,000	—	13,800,000	13,800,000
Illinois Student Asst. Comm., Student Loan Rev
Bonds Tax., Ser. 1998B-II, 3.00%
(Credit: MBIA; Bank One, N.A.)	3.00	—	18,000,000	18,000,000	—	18,000,000	18,000,000
Illinois Student Asst. Comm., Student Loan Rev
Bonds Tax., Ser. 1999B-III, 3.00%
(Credit: MBIA; Bank One, N.A.)	3.00	—	15,200,000	15,200,000	—	15,200,000	15,200,000
IDB of the Parish of Caddo, Inc., Adj. Rate Tax
IDRB (Sealy Shreveport Industrial Loop,
LP Proj.), 3.03% (LOC: Bank One, N.A.)	2.99	—	6,740,000	6,740,000	—	6,740,000	6,740,000
Jackson County (AL) IDB (Beaulieu of America, Inc.
Proj.), Tax. IDRB, Ser. 1991, 5.25%
(LOC: Fortis Bank)	5.25	—	1,000,000	1,000,000	—	1,000,000	1,000,000
Jackson Energy Auth. (Jackson, TN) Adj. Rate Rev
Bonds, Ser. 2003A, 3.02%
(Credit: FGIC; Bank of America, N.A.)	2.98	—	18,500,000	18,500,000	—	18,500,000	18,500,000
Jackson Energy Auth. (Jackson, TN) Adj. Rate Rev
Bonds, Ser. 2003B, 3.02%
(Credit: FGIC; Bank of America, N.A.)	2.98	9,000,000	—	9,000,000	9,000,000	—	9,000,000
Maryland Health and HEFA, Tax. Rev. Bonds
(Charlestown Community Issue),
Ser. 1998B, 3.00% (LOC: Wachovia Bank, N.A)	3.00	8,240,000	—	8,240,000	8,240,000	—	8,240,000
Miss. Bus. Fin. Corp. Rev. Bonds (Dollar Tree Proj.),
Ser. 1998, 3.08% (LOC: Wachovia Bank, N.A.)	3.04	—	18,200,000	18,200,000	—	18,200,000	18,200,000
Miss. Bus. Fin. Corp. Tax. IDRB (Koch Freezers LLC Proj.),
Ser. 2004, 3.06% (LOC: Bank One, N.A.)	3.02	—	3,500,000	3,500,000	—	3,500,000	3,500,000
Miss. Bus. Fin. Corp. Tax. IDRB (Conair Corp. Proj.),
Ser. 2005, 3.11% (LOC: Wachovia Bank, N.A.)	3.07	—	5,000,000	5,000,000	—	5,000,000	5,000,000
Miss. Bus. Fin. Corp. Tax. IDRB (Pottery Barn, Inc. Proj.),
Ser. 2004, 3.06% (LOC: Bank of America, N.A.)	3.02	—	9,400,000	9,400,000	—	9,400,000	9,400,000
Montgomery County (TN) Public Building Auth. Adj.
Rate Rev. Bonds, Ser. 1997, 3.00%
(LOC: Bank of America, N.A.)	2.96	—	27,805,000	27,805,000	—	27,805,000	27,805,000
New Hampshire Business Auth. (Foundation for
Seacoast Health), Ser. 1998B, 3.08%
(LOC: Bank of America, N.A.)	3.04	—	8,340,000	8,340,000	—	8,340,000	8,340,000
New Jersey Sports and Exposition Auth. State
Contract Bonds, Ser. 1992-C, 3.00%
(LOC: MBIA; Credit Suisse First Boston)	2.96	4,640,000	30,000,000	34,640,000	4,640,000	30,000,000	34,640,000
NY City HDC Multi-Family Rental Housing Rev. Bonds
(Chelsea Centro), 2002 Ser. A, 3.00%
(LOC: Bayerische Landesbank GZ)	3.00	—	24,660,000	24,660,000	—	24,660,000	24,660,000
NY State HFA, Service Contract Rev. Bonds,
2003 Ser. J, 3.00% (LOC Landesbank
Hessen-Thueringen GZ)	2.96	—	27,000,000	27,000,000	—	27,000,000	27,000,000
PA Econ. Dev. Fin. Auth. Tax. Dev. Rev. Bonds,
2004 Ser. C3, 3.06% (LOC: PNC Bank, N.A.)	3.02	—	4,800,000	4,800,000	—	4,800,000	4,800,000
Putnam Hospital Center (NY), Multi-Mode Rev
Bond, Tax., Ser 1999, 3.26%
(LOC: Bank of New York)	3.22	—	3,840,000	3,840,000	—	3,840,000	3,840,000
PHEAA Student Loan Adj. Rate Tender Rev. Bonds,
Ser. 1994-A, 3.00% (LOC: AMBAC; WestLB)	2.96	10,700,000	30,000,000	40,700,000	10,700,000	30,000,000	40,700,000
PHEAA Student Loan Adj. Rate Tender Rev. Bonds,
Ser. 1994-B, 3.00%
(GTY: AMBAC; Wachovia Bank, N.A.)	2.96	—	60,900,000	60,900,000	—	60,900,000	60,900,000
PHEAA Student Loan Adj. Rate Tender Rev. Bonds,
Ser. 1995-A, 3.00% (GTY: AMBAC; Wachovia Bank, N.A.)	2.96	—	48,500,000	48,500,000	—	48,500,000	48,500,000
San Jose, CA Redev. Agency Merged Area Redev. Proj
Tax. Rev. Bonds 2003, Ser. A, 3.00%
(LOC: JPMorgan Chase Bank)	2.96	11,250,000	—	11,250,000	11,250,000	—	11,250,000
State of Texas (Veteran’s Land Refunding Bonds)
Tax. GO, Ser. 2002, 2.95% (LIQ: Landesbank
Hessen-Thueringen GZ)	2.95	—	27,685,000	27,685,000	—	27,685,000	27,685,000
Texas Public Fin. Auth., Unemployment Compensation
Oblg. Assessment Rev., Tax. Ser. 2003 D-1,
2.97% (LIQ: State of Texas)	2.93	25,000,000	—	25,000,000	25,000,000	—	25,000,000
The Harrisburg Authority (Dauphin County, PA) Tax
Var. Rate Water Revenue Refunding Bonds,
Ser. C 2002, 3.11% (Credit: FSA;
Dexia Credit Local)	3.11	—	7,700,000	7,700,000	—	7,700,000	7,700,000
Township of Derry Indus. & Commercial Dev. Auth
Tax., Ser. 2001 (GIANT Center Proj.,
Hershey, PA), 3.06% (LOC: PNC Bank, N.A.)	3.02	13,300,000	—	13,300,000	13,300,000	—	13,300,000
Utah Telecom. Open Infrastructure Agy. Tax. Adj. Rate
Telecom. Rev. Bonds Ser. 2004, 3.02%,
(LOC: Bank of America, N.A.)	2.98	2,000,000	5,000,000	7,000,000	2,000,000	5,000,000	7,000,000
Westchester County Health Care Corp. Tax. CP Notes,
Ser. 2, due 5/3/05 (LOC: Landesbank
Hessen-Thuringen GZ)	2.90	5,000,000	68,400,000	73,400,000	4,999,197	68,389,018	73,388,215
Westmoreland County, PA IDA Adj. Rate Demand Health
System Rev. Bonds Tax. Ser. 2005D (Excela
Health Proj.), 3.08% (LOC: Wachovia Bank, N.A.)	3.04	2,000,000	—	2,000,000	2,000,000	—	2,000,000

TOTAL TAXABLE MUNICIPAL OBLIGATIONS—11.7%					107,039,197	678,038,018	785,077,215

U.S. GOVERNMENT AGENCY OBLIGATIONS
FHLB Notes, 1.58% due 5/20/05	1.58	—	50,000,000	50,000,000	—	50,000,000	50,000,000
FHLB Notes, 1.70%, due 12/30/05	3.12	10,000,000	50,000,000	60,000,000	9,906,288	49,531,439	59,437,727
FNMA Mortgage-Backed Discount Notes, due 5/2/05	2.11	4,262,000	20,000,000	24,262,000	4,261,754	19,998,844	24,260,598
FNMA Mortgage-Backed Discount Notes, due 6/1/05	2.86	4,616,000	35,000,000	39,616,000	4,604,711	34,914,406	39,519,117
FNMA Mortgage-Backed Discount Notes, due 1/3/06	3.54	250,000	1,000,000	1,250,000	244,082	976,329	1,220,411
FNMA Mortgage-Backed Discount Notes, due 1/3/06	3.53	4,000,000	22,056,950	26,056,950	3,905,591	21,536,356	25,441,947
FNMA Notes, 1.55%, due 5/4/05	1.55	15,000,000	150,000,000	165,000,000	15,000,000	150,000,000	165,000,000
Overseas Private Investment Corp. COP,
Ser. 1995-221/308, 2.53%, due 6/15/05	2.53	—	43,250,013	43,250,013	—	43,250,013	43,250,013

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS—6.1%					37,922,426	370,207,387	408,129,813

REPURCHASE AGREEMENT—3.3%
Bank of America Securities LLC
o 2.97%, dated 4/29/05, due 5/2/05 in the amount of
$29,435,283, $193,561,895, and
$222,997,178, respectively
o fully collateralized by U.S. Government
obligations, coupon range 5.00%-6.00%,
maturity 4/1/35, value $30,016,560
and coupon 5.000%, maturity 4/1/35, value $197,384,281	2.97	29,428,000	193,514,000	222,942,000	29,428,000	193,514,000	222,942,000

TOTAL INVESTMENTS (cost $624,522,661,
$6,159,728,143, and $6,784,250,804,
respectively)—101.0%					624,522,661	6,159,728,143	6,784,250,804

LIABILITIES IN EXCESS OF OTHER ASSETS, NET—(1.0)%					(2,480,243)	(61,739,360)	(64,219,603)

NET ASSETS—100.0%					$622,042,418	$6,097,988,783	$6,720,031,201

*	The investment advisor does not anticipate having to dispose of any securities as a result of the reorganization.

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TD WATERHOUSE MONEY MARKET PLUS PORTFOLIO
TD WATERHOUSE MONEY MARKET PORTFOLIO
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005
(unaudited)
	Money Market Plus Portfolio	Money Market Portfolio	Pro Forma Adjustments	Pro Forma Combined
ASSETS
Investments in securities, at value	$ 624,522,661	$ 6,159,728,143		$ 6,784,250,804
Cash	20,174	273,381		293,555
Receivable for capital shares sold	5,329,695	56,615,417		61,945,112
Interest receivable	1,308,093	12,407,980		13,716,073
Prepaid expenses	45,072	150,980		196,052

TOTAL ASSETS	631,225,695	6,229,175,901		6,860,401,596

LIABILITIES
Payable for securities purchased	5,400,590	45,005,310		50,405,900
Payable for capital shares redeemed	3,452,419	80,753,975		84,206,394
Payable to Investment Manager and its affiliates	73,475	3,957,604		4,031,079
Accrued expenses and other liabilities	170,528	738,045		908,573
Dividends payable to shareholders	86,265	732,184		818,449

TOTAL LIABILITIES	9,183,277	131,187,118		140,370,395

NET ASSETS	$ 622,042,418	$ 6,097,988,783		$ 6,720,031,201

Net assets consist of:
Paid-in-capital	$ 622,067,905	$ 6,097,972,543		$ 6,720,040,448
Distributions in excess of net investment income	(191)	(1,418)		(1,609)
Accumulated net realized gains (losses) from security transactions	(25,296)	17,658		(7,638)

Net assets, at value	$ 622,042,418	$ 6,097,988,783		$ 6,720,031,201

Shares outstanding ($.0001 par value common stock, 20 billion shares authorized)	622,067,905	6,097,972,543		6,720,040,448

Net asset value, redemption price and offering price per share	$ 1.00	$ 1.00		$ 1.00

Please see accompanying notes to financial statements.

B-5

TD WATERHOUSE MONEY MARKET PLUS PORTFOLIO
TD WATERHOUSE MONEY MARKET PORTFOLIO
PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the 12 Months Ended April 30, 2005
(unaudited)

	Money Market Plus Portfolio	Money Market Portfolio	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME
Interest income	$ 9,851,140	$ 123,530,068			$ 133,381,208

EXPENSES
Investment management fees	1,672,383	21,249,340	(17,150,440	)A	5,771,283
Administration fees	477,820	6,348,370	(6,826,190	)B	—

Shareholder servicing fees	238,913	15,871,121			16,110,034
Distribution fees - Premium Class	—	—	1,747,017	C	1,747,017
Distribution fees - Investor Class	—	—	28,622,108	C	28,622,108
Transfer agent fees	238,913	12,696,972	(6,336,504	)D	6,599,381
Directors’ fees	63,419	9,106	(63,419	)E	9,106
Professional fees	115,998	158,615	(57,000	)F	217,613
Registration fees	78,868	102,732			181,600
Custody fees	47,045	541,965			589,010
Shareholder reports and mailing	46,857	1,128,596	(23,000	)G	1,152,453
Other expenses	15,097	176,789			191,886

TOTAL EXPENSES	2,995,313	58,283,606	(87,428)		61,191,491
Fees waived by the Investment Manager
and its affiliates	(842,942)	(6,217,144)	7,060,086	H	—
Reduction in custody fees due to
earnings credits	(2,170)	(9,124)			(11,294)

NET EXPENSES	2,150,201	52,057,338	6,972,658		61,180,197

NET INVESTMENT INCOME	7,700,939	71,472,730	(6,972,658)		72,201,011

NET REALIZED LOSSES FROM SECURITY TRANSACTIONS	(7,205)	610,570			603,365

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 7,693,734	$ 72,083,300	$(6,972,658)		$ 72,804,376

Please see accompanying notes to financial statements.

A	A decrease in investment management fees reflecting the differences between the Money Market Plus Portfolio and the Money Market Portfolio fee of 0.35% on the first billion dollars, 0.34% on the next billion, and 0.33% over two billion in assets and the combined fund fee of 0.10% on the first billion dollars, 0.09% on the next billion, and 0.08% over two billion in assets.
B	Elimination of administration fees reflecting the difference between the Money Market Plus Portfolio and the Money Market Portfolio fee of 0.10% and the combined fund fee of 0.00%.
C	Addition of Distribution fees of 0.365% for the Premium Class and 0.45% for the Investor Class.
D	A decrease in transfer agent fees reflecting the difference between the Money Market Portfolio fee of 0.20% and the Investor Class fee of 0.10%.
E	Elimination of directors’ fees for the Money Market Plus Portfolio as a stand-alone fund and trust.
F	A decrease in professional fees reflecting a reduction in legal and audit costs attributable to the elimination of the Money Market Plus Portfolio as a stand-alone fund and trust.
G	A decrease in shareholder reports and mailing costs reflecting the elimination of a separate prospectus and financial statements for the Money Market Plus Portfolio as a stand-alone fund and trust.
H	Assumes no waiver by the Investment Manager and its affiliates.

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NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

        The Board of Directors of TD Waterhouse Plus Funds, Inc., at a meeting held on October 31, 2005, and the Board of Directors of TD Waterhouse Family of Funds, Inc., at a meeting held on October 31, 2005, each approved their respective funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of Money Market Plus Portfolio, a series of TD Waterhouse Plus Funds, Inc., the Money Market Plus Portfolio will transfer all of its assets, subject to its liabilities, to Money Market Portfolio (the “Fund”), in exchange for a number of shares of the Fund equal in value to the assets less liabilities of the Money Market Plus Portfolio (the “Exchange”). Prior to the Exchange, the Fund will implement a multiple class capital structure offering Premium Class and Investor Class shares. Existing common shares of the Fund will be redesignated Investor Class and shareholders of Money Market Plus Portfolio will receive a pro rata number of shares of the Premium Class. The initial net asset value of the new classes will be based on the net asset value of Fund common shares as of the merger date. If the Exchange is consummated, shares of the Fund then will be distributed to Money Market Plus Portfolio shareholders on a pro rata basis in liquidation of the Money Market Plus Portfolio.

        The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and the Money Market Plus Portfolio at April 30, 2005. The unaudited pro forma statement of operations reflects the results of operations of the Fund and the Money Market Plus Portfolio for the twelve months ended April 30, 2005. These statements have been derived from the books and records of the respective Funds utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for exchange periods will not be restated. The fiscal year end is October 31 for the Money Market Plus Portfolio and the Fund.

        The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on April 30, 2005. Following the Exchange, the Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by TD Waterhouse.

NOTE 2—Portfolio Valuation:

        Investments in securities are valued using the amortized cost method, which approximates market value. The amortized cost method involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium.

NOTE 3—Capital Shares:

        The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Money Market Plus Portfolio at April 30, 2005 by the net asset value per share of the Fund on April 30, 2005. On this date, the Fund’s net asset value was $1.00.

NOTE 4—Pro Forma Operating Expenses:

        The accompanying pro forma financial statements reflect changes in expenses of the Fund as if the Exchange was consummated on April 30, 2005. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

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NOTE 5—Federal Income Taxes:

        The Fund and the Money Market Plus Portfolio each has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Exchange is consummated, the Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

        The identified cost of investments for each Fund is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

B-8

PART C

OTHER INFORMATION

TD WATERHOUSE FAMILY OF FUNDS, INC.

ITEM 15. INDEMNIFICATION

        Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (a)(1) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A on June 20, 1996, Article V of the Registrant’s By-Laws, filed as Exhibit (b) to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A on December 12, 1995, and the Investment Management Agreement, filed as Exhibit (d)(1) to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A on February 28, 1997, provide for indemnification.

        The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

        The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

        Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

        The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the

C-1

charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

        Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

        Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)(a)	Articles of Incorporation (see Note B)

(b)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)

(c)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)

(d)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note G)

(e)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note G)

(f)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note G)

(g)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note H)

(h)	Articles of Amendment to Articles of Incorporation dated November 4, 2005 (filed herewith)

(i)	Articles Supplementary to Articles of Incorporation dated November 4, 2005 (filed herewith)

(2)	By-Laws, as amended to date (see Note A)

(3)	Inapplicable

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(4)	Form of Agreement and Plan of Reorganization filed herewith as Exhibit I to Proxy Statement and Prospectus

(5)	Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (1) and (2) to the Registration Statement, as incorporated herein)

(6)(a)	Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)

(b)	Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

(7)(a)	Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated April 11, 2001 (see Note J)

(b)	Form of Agency Selling Agreement (see Note A)

(c)	Agency Selling Agreement for Waterhouse Securities, Inc. dated February 15, 1996 (see Note B)

(8)	Inapplicable

(9)(a)	Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 19, 1995 (see Note B)

(b)	Amendment to Custody Agreement between Registrant and The Bank of New York on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (see Note E)

(c)	Amendment to Custody Agreement between Registrant and The Bank of New York relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

(d)	Amendment to Custody Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

(e)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

(10)(a)	TD Waterhouse Family of Funds, Inc. Distribution Plan (filed herewith) (b) Multiple Class Plan pursuant to Rule 18f-3 for TD Waterhouse Family of Funds, Inc. (filed herewith)

(b)	Multiple Class Plan pursuant to Rule 18f-3 for TD Waterhouse Family of Funds, Inc. (filed herewith)

(11)	Opinion and Consent of counsel- Venable LLP (filed herewith)

(12)	Opinion and Consent of counsel- Shearman & Sterling LLP, regarding certain tax matters (to be filed by amendment)

(13)(a)	Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated September 8, 1999 (see Note G)

(b)	Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

(c)	Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investors Services Corp. on behalf of Money Market Portfolio, U.S.

C-3

Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio dated December 9, 2004 (see Note N)

(d)	Form of Shareholder Servicing Plan (see Note A)

(e)	Form of Shareholder Services Agreement (see Note A)

(f)	Shareholder Services Agreement for Waterhouse Securities Inc. (predecessor to TD Waterhouse Investor Services, Inc.) dated October 15, 1996 (see Note C)

(g)	Amendment to Shareholder Services Agreement for TD Waterhouse Investor Services, Inc. dated March 7, 2001 (see Note J)

(h)	Amended form of Shareholder Services Agreement for TD Waterhouse Affiliated Broker/Dealers (see Note N)

(i)	Administration Agreement between Registrant and Waterhouse Securities, Inc. dated June 11, 1997 (see Note C)

(j)	Amendment to Administration Agreement between Registrant and TD Waterhouse Investor Services, Inc. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

(k)	Sub-administration Agreement between TD Waterhouse Investor Services, Inc. and Funds Distributor, Inc. on behalf of Registrant dated April 11, 2001 (see Note J)

(l)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)

(m)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note I)

(14)	Consent of Independent Registered Public Accounting Firm- Ernst & Young LLP (filed herewith)

(15)	None

(16)(a)	Power of Attorney for George F. Staudter, Richard Dalrymple, Anthony J. Pace, Lawrence Toal and Theodore Rosen dated June 12, 1996 (see Note C)

(b)	Power of Attorney for Peter B.M. Eby dated September 19, 2002 (see Note K)

(17)	Form of Proxy Ballot (filed herewith)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.

Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.

Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.

Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.

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Note F:	Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 14, 1998, and incorporated herein by reference.

Note G:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.

Note H:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.

Note I:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.

Note J:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.

Note K:	Filed as an exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2002, and incorporated herein by reference.

Note L:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.

Note M:	Filed as an exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 29, 2004, and incorporated herein by reference.

Note N:	Filed as an exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 29, 2004, and incorporated herein by reference.

ITEM 17. UNDERTAKINGS

                (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter with the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                (2) The undersigned registrants agree that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                (3) The undersigned registrants agree that an Opinion and Consent of counsel- Shearman & Sterling LLP, regarding certain tax matters, will be filed as part of an amendment to the registration statement.

SIGNATURES

        As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York, State of New York on the 7th day of November, 2005.

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TD WATERHOUSE FAMILY OF FUNDS, INC.

By:	/s/ George O. Martinez George O. Martinez President and Chief Executive Officer

        As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ George O. Martinez George O. Martinez	President and Chief Executive Officer	November 7, 2005

/s/ Christopher Salfi Christopher Salfi	Treasurer and Chief Financial Officer	November 7, 2005

George F. Staudter*	Chairman of the Board and Director

Richard W. Dalrymple*	Director

Peter B.M. Eby*	Director

Lawrence J. Toal*	Director

/s/ Richard H. Neiman * By Richard H. Neiman, Attorney-in-Fact pursuant to a power of attorney		November 7, 2005

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